UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
HELIUS MEDICAL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 22, 2022
To our Stockholders:
The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Helius Medical Technologies, Inc. will be held on Monday, May 23, 2022, at 9:00 a.m. Eastern Time to conduct the following items of business:
•
To elect six directors named in the accompanying proxy statement, each to serve for a one-year term until our 2023 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

•	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022;
•	To approve the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan; and
•	To conduct any other business properly brought before the Annual Meeting, or any postponement or the adjournment of such meeting.
Our Board of Directors unanimously recommends that you vote FOR the election of each director nominee and FOR Proposals 2 and 3.
To protect the health and well-being of our stockholders and employees, the Annual Meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the Annual Meeting online, vote electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HSDT2022 and entering your 16-digit control number. You will not be able to attend the Annual Meeting in person.
Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote via the Internet, by telephone, or by completing, dating, signing and returning the enclosed proxy card or voting instruction card, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting.
Details regarding admission to the virtual Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting online, please submit your proxy vote as soon as possible so that your shares can be voted at our Annual Meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy in accordance with the procedures set forth in the accompanying proxy statement and vote in person.
Thank you for your continued support of Helius Medical Technologies.
Sincerely,

Dane C. Andreeff
President and Chief Executive Officer

HELIUS MEDICAL TECHNOLOGIES, INC.
642 Newtown Yardley Road, Suite 100
Newtown, Pennsylvania 18940
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2022
Notice is hereby given that the 2022 Annual Meeting of Stockholders of Helius Medical Technologies, Inc. (the “Company,” “Helius,” “we” or “us”) will be held on Monday, May 23, 2022, at 9:00 a.m. Eastern Time, as a virtual meeting at www.virtualshareholdermeeting.com/HSDT2022. At the 2022 Annual Meeting of Stockholders or any adjournment or postponement thereof (the “Annual Meeting”), you will be asked to consider and vote upon the following proposals:
•
Proposal 1 – To elect six directors named in the accompanying proxy statement, each to serve for a one-year term until the 2023 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

•	Proposal 2 – To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022;
•	Proposal 3 – To approve the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan; and
•	To conduct any other business properly brought before the Annual Meeting.
Through the website above, you will be able to attend the Annual Meeting online, vote electronically, view the list of stockholders entitled to vote at the Annual Meeting and submit your questions during the Annual Meeting. Your attention is directed to the enclosed proxy statement which is set forth on the following pages, where details regarding how to attend the Annual Meeting online and the foregoing items of business are more fully described. The Board of Directors has fixed the close of business on April 4, 2022 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.
Our Board of Directors unanimously recommends that you vote FOR the election of each director nominee and FOR Proposals 2 and 3.
Your vote is extremely important, regardless of the number of shares of Class A common stock you own. Whether or not you plan to virtually attend the Annual Meeting, you are respectfully requested by the Board of Directors to promptly submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card or sign, date and return the enclosed proxy card or voting instruction card. If you received this notice and the accompanying proxy statement in the mail, a return envelope is enclosed for your convenience. This will not prevent you from voting at the Annual Meeting since you may revoke your proxy at any time prior to the Annual Meeting or vote electronically at the Annual Meeting, but submitting your proxy will help to ensure the presence of a quorum at the Annual Meeting and avoid added proxy solicitation costs.
By Order of the Board of Directors,

Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary
Newtown, Pennsylvania
April 22, 2022
Important Notice Regarding the Availability of Proxy Materials for the
Helius Medical Technologies, Inc. Annual Meeting of Stockholders to be Held on Monday, May 23, 2022:
The Notice of Annual Meeting of Stockholders, accompanying proxy statement and annual report to stockholders are available at www.proxyvote.com.

i

HELIUS MEDICAL TECHNOLOGIES, INC.
PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS
MAY 23, 2022
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Who is soliciting my vote?
The Board of Directors (the “Board”) of Helius Medical Technologies, Inc. (the “Company”, “we” or “us”) is soliciting your proxy, as a holder of our Class A common stock (the “Common Stock”), for use at the 2022 Annual Meeting of Stockholders to be held on Monday, May 23, 2022, at 9:00 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/HSDT2022 and any adjournment or postponement of such meeting (the “Annual Meeting”). We have engaged Alliance Advisors LLC to assist in the solicitation of proxies.
The Notice of Annual Meeting of Stockholders, proxy statement and form of proxy card are expected to be first mailed to stockholders of record on or about April 22, 2022.
What is the purpose of the Annual Meeting?
At the Annual Meeting, you will be voting on:
•
Proposal 1 - To elect six directors named in this proxy statement, each to serve for a one-year term until the 2023 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

•	Proposal 2 - To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022; and
•	Proposal 3 - To approve the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan.
The Board unanimously recommends that you vote FOR the election of each director nominee and FOR Proposals 2 and 3.
What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote on those matters in accordance with their best judgment.
Who is entitled to vote?
You may vote if you owned shares of our Common Stock at the close of business on April 4, 2022, the record date, provided such shares are held directly in your name as the stockholder of record or are held for you as the beneficial owner through a broker, bank or other nominee. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting. As of April 4, 2022, we had 3,796,744 shares of Common Stock outstanding and entitled to vote.
What is the difference between a stockholder of record and a beneficial owner?
Stockholders of Record. If your shares of Common Stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us.

Beneficial Owners. Many of our stockholders hold their shares of Common Stock through a broker, bank or other nominee rather than directly in their own names. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner with respect to those shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting.
Can I vote my shares without attending the Annual Meeting?
Stockholders of Record. You may vote by internet, by phone or by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided. To vote by internet or phone, you will need to use a control number provided to you in the materials with this proxy statement and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.
Beneficial Owners. If you are a beneficial owner, you must vote your shares in the manner prescribed by your broker, bank or other nominee. You will receive a voting instruction card (not a proxy card) to use in directing the broker, bank or other nominee how to vote your shares. You may also have the option to vote your shares via the internet or phone.
May I attend the Annual Meeting and vote my shares virtually?
The Annual Meeting will be held entirely online. To participate in the Annual Meeting, you will need the 16-digit control number included on the instructions that accompanied your proxy materials. We encourage you to access the meeting prior to the start time. If your shares are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Annual Meeting by logging into your bank or brokerage firm’s website and selecting the stockholder communications mailbox to access the meeting. The control number will automatically populate. If you lose your 16-digit control number, you may join the Annual meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the record date.
Can I change my vote?
Stockholders of Record. You may change your vote at any time before your proxy is exercised by sending a written notice of revocation or a later-dated proxy to our Secretary, which must be received prior to commencement of the Annual Meeting; by submitting a later-dated proxy via internet or phone; or by voting in person at the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day beginning immediately and will close at 11:59 p.m. Eastern Time on May 22, 2022. Your virtual attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you electronically vote at the Annual Meeting or file the proper documentation for it to be so revoked.
Beneficial Owners. If you hold your shares through a broker, bank or other nominee, you should contact such nominee prior to the time such voting instructions are exercised.
What does it mean if I receive more than one proxy card or voting instruction card?
If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with brokers, banks or other nominees and/or our transfer agent. Please sign and deliver, or otherwise vote, each proxy card and voting instruction card that you receive. We recommend that you contact your nominee and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, New York 11219; Telephone: 800-937-5449.
What if I do not vote for some of the items listed on my proxy or voting instruction card?
Stockholders of Record. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Shares represented by proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in the manner recommended by the Board on those matters and as the proxyholders may determine in their discretion for any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable regulations, a broker, bank or nominee has the discretion to vote on routine matters, including Proposal 2. It is nonetheless very important for you to vote your shares for each proposal.
How many shares must be present to hold the meeting?
In order for us to conduct the Annual Meeting, holders of a majority of the voting power of our outstanding shares of stock entitled to vote as of April 4, 2022 must be present by remote communication or by proxy at the Annual Meeting. This is called a quorum. Abstentions (as well as broker non-votes, if any) will be considered present for purposes of determining a quorum. If a quorum is not reached, the Annual Meeting will be adjourned until a later time.
What vote is required to approve each item of business?
Proposal 1 - Election of Directors. Directors are elected by a plurality of the votes of the shares present by remote communication, or represented by proxy duly authorized at the Annual Meeting and entitled to vote generally on the election of directors. This means that the six individuals nominated for election to the Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” the nominee or “WITHHOLD” your vote with respect to the nominee. Broker non-votes and withhold votes, if any, will have no effect on the outcome of this proposal.
Proposal 2 - Ratification of Appointment of Auditors. The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve the ratification of auditors. We do not anticipate receiving any broker non-votes on Proposal 2. Abstentions will have the same effect as a vote against the matter.
Proposal 3 - Approval of the 2022 Equity Incentive Plan. The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve the proposed 2022 Equity Incentive Plan. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
Other Matters. The Board does not propose to conduct any business at the Annual Meeting, nor is it aware of any other matter to be presented for action at the Annual Meeting, other than as stated above.
Who will count the votes and where can I find the voting results?
Broadridge Financial Solutions, Inc. (“Broadridge”) will tabulate the voting results and a representative of American Election Services will act as inspector of election.
We intend to announce the preliminary voting results at the Annual Meeting and, in accordance with the rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final voting results in a current report on Form 8-K within four business days of the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS
General
Our Board currently consists of six directors, five of whom are being nominated for reelection at this Annual Meeting. The authorized number of directors may be changed from time to time by resolution of the Board. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Five of the nominees listed below are currently directors of the Company who were previously elected by the stockholders. One of the nominees listed below previously served on the Board from June 2020 to June 2021, and is being nominated by the Board for election by the stockholders to replace the vacancy that will be created following Mr. Tyler’s resignation. It is the Company’s policy to invite its nominees for directors to attend the Annual Meeting. Two of the directors attended the 2021 Annual Meeting of Stockholders. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
Directors will be elected by a plurality of the votes of the shares present by remote communication, or represented by proxy duly authorized at the Annual Meeting and entitled to vote generally on the election of directors. Accordingly, the six nominees receiving the highest number of affirmative votes will be elected.
The Board previously adopted a Majority Voting Policy, as required by the TSX, but following the voluntary delisting from the TSX, the Board terminated the Majority Voting Policy in April 2022.
Nominees
The Company seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Board has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each nominee that led the Board to believe that that nominee should serve on the Board. However, each of the members of the Board may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members. Mr. Tyler has determined not to stand for reelection and will resign immediately prior to the Annual Meeting.
Name	Age	Position Held With the Company
Blane Walter	51	Chairman
Dane C. Andreeff	56	Director, Chief Executive Officer and President
Paul Buckman	66	Director
Sherrie Perkins	67	Director
Edward M. Straw	83	Director
Jeffrey S. Mathiesen	61	Director Nominee, Chief Financial Officer, Treasurer and Secretary
Blane Walter
Mr. Walter has served as a member of our Board of Directors since December 2015 and as Chairman of the Board since August 2020. Mr. Walter is a partner at Talisman Capital Partners, a position he has held since 2011. In 1999, Mr. Walter founded inChord Communications, Inc., a global private healthcare communications company, which was acquired by inVentiv Health in 2005. Mr. Walter joined inVentiv Health as president of the Communications division in 2005 and was named Chief Executive Officer in 2008 and served in that capacity until leading the sale of the company to Thomas H. Lee Partners in 2010. Following the buyout, Mr. Walter served as vice chairman of inVentiv Group, a holding company which survived the buyout, from 2011 to August 2017. Mr. Walter received a B.S. in marketing and finance from Boston College in 1993. Our Board believes that Mr. Walter is qualified to serve as director based on his background in the healthcare and pharmaceutical industries.

Dane C. Andreeff
Mr. Andreeff served as our Interim President and Chief Executive Officer from August 2020 until June 2021 when he was appointed President and Chief Executive Officer. He has served as a member of our Board of Directors since August 2017. Mr. Andreeff is the General Partner and Portfolio Manager at Maple Leaf Partners, LP, which owns approximately 5.0% of our outstanding Common Stock. Maple Leaf Partners, LP is a hedge fund founded by Mr. Andreeff, where he has been employed since 1996. In 2003, the fund was seeded by Julian Robertson’s Tiger Management and later grew to over $2 billion in assets under management. Mr. Andreeff also serves as a member of the board of directors of privately-held HDL Therapeutics, Inc. and Myocardial Solutions, Ltd. Mr. Andreeff received his Bachelor’s degree in Economics from the University of Texas at Arlington in 1989 and his Master’s degree in Economics from the University of Texas at Arlington in 1991. Our Board believes that Mr. Andreeff’s extensive experience in the investment industry and capital markets and significant experience advising other companies as a board member, including multiple companies in the healthcare sector, make him a valuable member of the Board.
Paul Buckman
Mr. Buckman has served as a member of our Board of Directors since September 2021. Mr. Buckman has served as the President of North America for LivaNova PLC (Nasdaq: LIVN) since April 2019 and previously served as the General Manager of Structural Heart for LivaNova PLC from April 2017 to December 2019. Prior to joining LivaNova PLC, Mr. Buckman served as chief executive officer of Conventus Orthopaedics, a Minnesota-based company specializing in peri-articular bone fracture fixation, from September 2013 until March of 2017. Mr. Buckman was chief executive officer of Sentreheart, Inc., a medical technology company focused on closure of various anatomic structures, from February 2012 to September 2013. Previously, Mr. Buckman served as chief executive officer and chairman of Pathway Medical Technologies, Inc., a medical device company focused on treatment of peripheral arterial disease, from September 2008 to February 2012; as chief executive officer of Devax, Inc., a developer and manufacturer of drug eluting stents, from December 2006 to September 2008; as president of the cardiology division of St. Jude Medical, Inc., a publicly traded diversified medical products company, from August 2004 to December 2006; and as chairman of the board of directors and chief executive officer of ev3, LLC, a Minnesota-based medical device company focused on endovascular therapies that Mr. Buckman founded and developed into an $80 million business, from January 2001 to January 2004. Mr.Buckman has worked in the medical device industry for over 30 years, including 10 years at Scimed Life Systems, Inc. and Boston Scientific Corporation (NYSE: BSX), a publicly traded medical device manufacturer, where he held several executive positions before becoming president of the cardiology division of Boston Scientific in January 2000. Mr. Buckman also currently serves as a director for Ablative Solutions, Inc., ActivOrtho, SentiAR, Shoulder Innovations, and as chairman of Miromatrix, Inc. and NeuroOne Medical Technologies Corporation (Nasdaq:NMTC). He previously served as a director of Conventus Orthopaedics, Caisson Interventional LLC, Velocimed, Inc., where he was a co-founder, EndiCor, Inc., Microvena, Inc., Sunshine Heart, Inc., n/k/a Nuwellis, Inc. (Nasdaq: NUWE), a publicly-held early-stage medical device company, NexGen Medical, Micro Therapeutics, Inc., and as chairman of the board of NeuroOne, Inc. Our Board believes that Mr. Buckman is qualified to serve as director based on his background in the healthcare and pharmaceutical industries.
Sherrie Perkins
Ms. Perkins has served as a member of our Board of Directors since March 2021. Ms. Perkins has served in the University of Texas MD Anderson Cancer Center’s Venture Mentoring Service since 2017 providing guidance and perspective on commercialization-related topics that are important and relevant to the progression of various ventures. Ms. Perkins also served as an independent member of the board of directors of eNeura, Inc., a privately held medical technology company providing therapy for both acute treatment and prevention of migraines, from 2018 to 2020. Ms. Perkins served as a consultant to LivaNova, PLC (Nasdaq: LIVN), a publicly-held global medical technology company that creates innovative and meaningful medical solutions for the benefit of patients, healthcare professionals, and healthcare systems, from January 2017 to June 2019, and served as Vice President in the sleep apnea, new ventures space within LivaNova from October 2015 to January 2017. Ms. Perkins previously served as Vice President of Marketing and New Business Development of Cyberonics, Inc., an affiliate of LivaNova, from November 2011 to October 2015. Ms. Perkins received a B.S. in Medical Technology from Mississippi State University and an M.A. in Management from Central Michigan University. Since June 2021, Ms. Perkins has served as an adjunct professor in the Master of Clinical Translation Management program in The Cameron School of

Business at University of St. Thomas. Our Board believes that Ms. Perkins is qualified to serve as director based on her background and broad range of responsibilities in financial and operational roles, including marketing, business development and commercialization.
Edward M. Straw
Vice Admiral Edward M. Straw, USN, (Retired) has served as a member of our Board of Directors since November 2014. He founded Osprey Venture Partners in 2011, a firm that mentors young entrepreneurs seeking investment capital and assists with business development and serves as the managing director. Previously he was president, global operations of The Estée Lauder Companies from 2000 to 2005, senior vice president global operations of the Compaq Computer Corporation from 1998 to 2000, and president of Ryder Integrated Logistics from 1996 to 1998. Prior to joining the private sector, he had a distinguished 35-year career in the U.S. Navy and retired as a three-star admiral. During his military service, Vice Admiral Straw was Director (CEO) of the Defense Logistics Agency, the largest military logistics command supporting the American armed forces. He is a member of the Defense Science Board, chairman of Odyssey Logistics and currently sits on the boards of The Boston Consulting Federal Group, Academy Securities and Lenitiv Scientific. He is a former board member of Eddie Bauer, MeadWestvaco, Ply Gem Industries and Panther Logistics. Vice Admiral Straw received a B.S. from the United States Naval Academy, an MBA from The George Washington University, and is a graduate of the National War College. Our Board believes that Vice Admiral Straw is qualified to serve as a director based on his extensive leadership experience in both the private sector and the U.S. military.
Jeffrey S. Mathiesen
Jeffrey S. Mathiesen has served as Chief Financial Officer, Treasurer and Secretary of the Company since June 2021. Mr. Mathiesen previously served as a member of our Board of Directors from June 2020 to June 2021. Additionally, Mr. Mathiesen has served as a director and Audit Committee Chair of Healthcare Triangle, Inc. (Nasdaq: HCTI), a publicly traded provider of cloud and data transformation platform and solutions for healthcare and life sciences, since March 2021, as Vice Chair and Lead Independent Director since March 2020 and as Director and Audit Committee Chair, since 2015, of Panbela Therapeutics, Inc. (Nasdaq: PBLA), a publicly traded biopharmaceutical company developing therapies for pancreatic diseases, and as a director and Audit Committee Chair of NeuroOne Medical Technologies Corporation (Nasdaq: NMTC), a publicly traded medical technology company focused on improving surgical care options and outcomes for patients suffering from neurological disorders, since 2017, and eNeura, Inc., a privately held medical technology company providing therapy for both acute treatment and prevention of migraine, from 2018 to 2020. Mr. Mathiesen served as Advisor to the CEO of Teewinot Life Sciences Corporation, a privately held global leader in the biosynthetic development and production of cannabinoids and their derivatives for consumer and pharmaceutical products, from October 2019 to December 2019, and served as Chief Financial Officer from March 2019 to October 2019. In August 2020, Teewinot Life Insurance Sciences filed a voluntary petition under Chapter 11 of the United Stated Bankruptcy Code. Mr. Mathiesen previously served as Chief Financial Officer of Gemphire Therapeutics Inc., which was acquired by NeuroBo Pharmaceuticals, Inc. (Nasdaq: NRBO) in January 2020, a publicly-held clinical-stage biopharmaceutical company developing therapies for patients with cardiometabolic disorders, from 2015 to 2018, and as Chief Financial Officer of Sunshine Heart, Inc. (Nasdaq: CHFS), a publicly-held early-stage medical device company, from 2011 to 2015. Mr. Mathiesen received a B.S. in Accounting from the University of South Dakota and is a Certified Public Accountant. Our Board believes that Mr. Mathiesen is qualified to serve as a director based on his background in a broad range of responsibilities in financial and operational roles, including manufacturing, quality and procurement, in addition to traditional CFO roles in organizations with operations in North America, Europe, Southeast Asia and Australia.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
The Board reviews its composition annually, including the determination of the independence of our directors. Our Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent” set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that all of the Company’s director nominees, other than Messrs. Andreeff and Mathiesen, are independent, as defined under the Nasdaq listing standards. In making those independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between the Company and entities with which some of its directors are or have been affiliated. The Board considered all relationships and transactions that occurred during any 12-month period within the last three fiscal years. The Board determined that the relationships would not interfere with their exercise of independent judgment in carrying out their responsibilities as directors.
Board Leadership Structure
The Company’s Board of Directors is currently chaired by Blane Walter, an independent member of the Board.
The Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer and Chair of the Board. It is the Board’s view that rather than having a formal policy, the Board, upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether it is in the best interests of the Company and its stockholders for such offices to be separate or combined.
The Board currently believes that, by separating the positions of Chair of the Board and Chief Executive Officer, the Board can provide significant leadership to management and strong oversight of key opportunities and risks impacting the Company.
Role of the Board in Risk Oversight
The Board plays an active role in overseeing management of our risks. The Board regularly reviews information regarding our strategy, liquidity and operations, as well as the risks associated with each. The Audit Committee of the Board is responsible for overseeing the management of financial risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies and arrangements, and for managing risks relating to our director compensation policies and arrangements. Our Nominating and Corporate Governance Committee is responsible for reviewing the independence of the Board and other corporate governance matters.
Meetings of the Board of Directors
The Board of Directors met seven times during 2021. Each current Board member who served as a director in 2021 attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

Information Regarding Committees of the Board of Directors
The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides current committee membership:
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Paul Buckman	X*	X	X
Edward M. Straw	X	X*	X
Blane Walter	X
Sherrie Perkins		X	X*
*	Committee Chairperson
Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.
Audit Committee
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management and the independent auditors regarding the scope, adequacy and effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor.
The Audit Committee met five times during 2021. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at www.heliusmedical.com.
The Board of Directors reviews the definition of independence for Audit Committee members under SEC rules and Nasdaq listing standards on an annual basis and has determined that all members of the Company’s Audit Committee are independent for such purposes.
The Board of Directors has also determined that each of Mr. Buckman and Mr. Walter qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Buckman’s and Mr. Walter’s level of knowledge and experience based on a number of factors.

Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm, the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Paul Buckman
Edward M. Straw
Blane Walter
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The Compensation Committee was established in March 2018. All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq Listing Rules). The Compensation Committee met five times during 2021. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at www.heliusmedical.com.
The Compensation Committee of the Board of Directors acts on behalf of the Board to review, recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including establishing corporate and individual performance objectives relevant to the compensation of the Company’s executive officers and other senior management and evaluation of performance in light of these stated objectives; reviewing and recommending to the Board for approval the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s Chief Executive Officer, the other executive officers and the directors; and administering the Company’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plans and programs.
Compensation Determination: Processes and Procedures
The Compensation Committee will meet at least annually and with greater frequency if necessary and appropriate. The agenda for each meeting will be developed by the Chair of the Compensation Committee, in consultation with legal counsel or other advisers or consultants it deems necessary and appropriate. The Compensation Committee will meet regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
In fiscal 2021 and fiscal 2022, the Compensation Committee delegated authority to the Chief Executive Officer (including when he was serving as Interim Chief Executive Officer) to grant, without any further action required by the Compensation Committee, equity awards to employees and consultants who are not officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, within specified limits approved by the Compensation Committee.
Historically, the non-employee directors and, since its establishment in 2018, the Compensation Committee, have typically made any significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. Generally, the process consists of two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The Chief Executive Officer may not be present during these discussions. The Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Company’s compensation consultant, including analyses of executive and director compensation paid at other companies of comparable financial size and business focus.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee was established in March 2018. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq Listing Rules). The Nominating and Corporate Governance Committee met three times during 2021. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at www.heliusmedical.com.
The Nominating and Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance principles for the Company.
Generally, director nominees are identified and suggested by our directors or management using their business networks. The Nominating and Corporate Governance Committee also intends to consider director nominees put forward by stockholders. Our Amended and Restated Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at the annual meeting. Such nomination must satisfy the notice, information and consent requirements set forth in our Amended and Restated Bylaws and must be received by us prior to the date set forth under “Additional Matters - Requirements for Submission of Stockholder Proposals and Nominations for 2023 Annual Meeting”.
Stockholders may also recommend individuals to our Board for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Board at Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940, Attention: Chairman of the Board. The Board does not intend to alter the manner in which it evaluates candidates, based on whether or not the candidate was recommended by a stockholder.
The Nominating and Corporate Governance Committee does not have any specific minimum qualifications that director nominees must have in order to be considered to serve on the Board. However, the Nominating and Corporate Governance Committee does take into consideration areas of expertise that director nominees may be able to offer, including professional experience, knowledge, abilities and industry knowledge or expertise. The Nominating and Corporate Governance Committee also considers their potential contribution to the overall composition of the Board.

The Nominating and Corporate Governance Committee will review the backgrounds and qualifications of any potential nominees, without regard to whether a potential nominee has been recommended by our stockholders, and, upon consideration of all relevant factors and circumstances, approves the slate of director nominees to be nominated for election at each annual meeting of stockholders.
The Nominating and Corporate Governance Committee seeks a Board that includes a diversity of perspectives and includes individuals that possess backgrounds, skills, expertise and attributes that allow them to function collaboratively and effectively together in their oversight of the Company.
Prohibition on Hedging
Our Insider Trading Policy is designed to create reasonable processes to prevent the Company and its directors, officers, employees and specified other persons from insider trading and any appearance of improper conduct. Our Insider Trading Policy specifically prohibits, among other things, all directors and executive officers and employees of the Company from effecting hedging or monetization transactions, such as zero-cost collars and forward sale contracts.
Stockholder Communications With the Board of Directors
The Board welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may send communications to the Board, to any particular director or the independent directors as a group, to the following address: Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940. Stockholders or interested parties should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at www.heliusmedical.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.
Non-Employee Director Compensation
The Compensation Committee, based in part on a review of compensation practices at our peer companies and the advice of an independent compensation consultant, Grant Thornton LLP, approved an updated compensation structure for non-employee directors in 2021. The Company adopted its new non-employee director compensation policy, effective as of April 1, 2021, pursuant to which all of our non-employee directors receive an annual cash retainer of $35,000 for Board service except for the Chairman of the Board who receives an annual cash retainer of $68,000. In addition, directors receive an additional cash retainer for serving as a committee chair or member as follows:
	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Committee Chair	$16,000	$10,000	$7,500
Committee Member (other than the Chair)	8,000	5,000	5,000
Further, each director receives an annual equity retainer with a target value of approximately $50,000. The equity retainer is paid 70% in options to purchase shares of our Common Stock, which vest in increments of 1/12 per month and 30% in restricted stock units (RSUs), which vest in increments of 1/12 per month. We also reimburse non-employee directors for reasonable expenses incurred in connection with attending Board and committee meetings.

The following table shows certain information with respect to the compensation of all non-employee directors of the Company for the fiscal year ended December 31, 2021. Directors who are employees or officers of the Company do not receive any additional compensation for Board service; however, during the period from January 1, 2021 to June 14, 2021, when Mr. Andreeff served as our Interim President and Chief Executive Officer, he elected to be paid only as a non-employee director. As named executive officers of the Company for 2021, compensation paid to Mr. Andreeff, our President and Chief Executive Officer, and Mr. Mathiesen, our Chief Financial Officer, Treasurer and Secretary, as non-employee directors for the 2020 and 2021 fiscal years is included under “Executive Compensation - Summary Compensation Table for 2021” below.
Name	Fees earned or paid in cash ($)	Option Awards ($)(6)	Stock Awards ($)	Total ($)
Paul Buckman(1)	18,731	23,134	10,635	52,500
Sherrie Perkins(2)	35,080	33,002	15,011	83,093
Mitchell E. Tyler(3)	26,250	33,002	15,011	74,263
Edward M. Straw(4)	43,500	33,002	15,011	91,513
Blane Walter(5)	63,429	33,002	15,011	111,442
(1)	Mr. Buckman held options to purchase a total of 2,547 shares of Common Stock and 481 unvested RSUs at December 31, 2021.
(2)	Ms. Perkins held options to purchase a total of 3,063 shares of Common Stock and 313 unvested RSUs at December 31, 2021.
(3)	Mr. Tyler held options to purchase a total of 6,074 shares of Common Stock and 313 unvested RSUs at December 31, 2021.
(4)	Vice Admiral (Retired) Straw held options to purchase a total of 7,345 shares of Common Stock and 313 unvested RSUs at December 31, 2021.
(5)	Mr. Walter held options to purchase a total of 7,209 shares of Common Stock and 313 unvested RSUs at December 31, 2021.
(6)
The amounts reflect the full grant date fair value for awards granted during the fiscal year ended December 31, 2021. The grant date fair value was computed in accordance with ASC Topic 718, Compensation-Stock Compensation. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the director will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note 4 to our audited financial statements included in our Annual Report on Form 10-K.

EXECUTIVE OFFICERS
Our executive officers as of April 4, 2022, and their respective ages, are as follows:
Name	Age	Position
Dane C. Andreeff	56	President and Chief Executive Officer and Director
Jeffrey S. Mathiesen	61	Chief Financial Officer, Treasurer and Secretary
Antonella Favit-Van Pelt, Ph.D.	55	Chief Medical Officer
Dane C. Andreeff and Jeffrey S. Mathiesen
The biographies of Messrs. Andreeff and Mathiesen are set forth in “Proposal 1- Election of Directors” above.
Antonella Favit-Van Pelt , Ph.D.
Antonella Favit-Van Pelt has served as Chief Medical Officer of the Company since July 2021. Prior to joining the Company, Dr. Favit-Van Pelt led U.S. Medical Strategy for the Neurology program of H. Lundbeck A/S (LUN.CO, LUN DC, HLUYY), a global pharmaceutical company that specializes in the treatment of brain diseases, from 2018 to 2021. In this position, she oversaw the U.S. medical and life-cycle program activities related to therapies for movement disorders and epilepsy. In 2013, Dr. Favit-Van Pelt founded Synaerion Therapeutics (“Synaerion”) and, in 2016, its affiliate Thera Neuropharma, Inc. (“Thera”), two privately-held biotechnology companies developing a small molecule regenerative therapy and RNAi-based integrated technology platform for ALS and traumatic brain injury. She oversaw all aspects of Synaerion’s and Thera’s management and strategy as Chief Executive Officer, President & Chairwoman of the Board from 2014 to 2017 and she continues to serve as President & Chairwoman. In 2009, she founded StratMedica, LLC, a privately-held company designed to provide corporate clients with contract senior management support. As Principal of StratMedica from 2009 to 2016, she directed clinical development and medical programs for eight healthcare companies, including Johnson & Johnson (NYSE: JNJ) and Teva (NYSE: TEVA). Dr. Favit-Van Pelt served as Senior Director and Global Medical Lead at Shire Pharmaceuticals (Nasdaq: SPHG) from 2007 to 2008, as Director of Medical Strategy at Bristol-Myers Squibb (NYSE: BMY) from 2005 to 2007, and as Global Clinical Development Lead at GE Healthcare (formerly Amersham Health) from 2001 to 2005. Dr. Favit-Van Pelt is a Board-certified neurologist who began clinical practice activity in 1994, with a focus on patients with rare neuromuscular disorders. She holds a graduate degree in Medicine and Surgery and a Ph.D. in Pharmacology from the School of Medicine and Surgery at the University of Catania, Italy.

EXECUTIVE COMPENSATION
The following tables and accompanying narrative disclosure discuss the compensation awarded to, earned by, or paid to:
•	Dane C. Andreeff, our President and Chief Executive Officer;
•	Jeffrey S. Mathiesen, our Chief Financial Officer, Treasurer and Secretary;
•	Joyce LaViscount, our former Chief Financial Officer, Chief Operating Officer and Secretary; and
•	Antonella Favit-Van Pelt, our Chief Medical Officer.
We refer to these four current or former executive officers as the “named executive officers.”
Summary Compensation Table for 2021
The following table presents summary information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during the fiscal years ended December 31, 2021 and 2020.
Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Dane C. Andreeff President and Chief Executive Officer(2)	2021	192,235	3,842,415	15,011	90,052	7,115	4,146,828
	2020	—	20,000	—	—	2,500	22,500
Jeffrey S. Mathiesen Chief Financial Officer, Treasurer and Secretary(3)	2021	183,996	1,139,698	18,024(5)	68,954(5)	11,385	1,422,057
	2020	5,000	20,000	—	—	—	—
Joyce LaViscount Former Chief Financial Officer, Chief Operating Officer and Secretary(4)	2021	206,250	40,621	38,691	—	442,150(7)	727,712
	2020	387,080(6)	24,340	17,602(8)	77,396(8)	1,220(9)	507,638
Antonella Favit-Van Pelt Chief Medical Officer	2021	164,849	193,057(10)	—	56,525	—	414,431
	2020	—	—	—	—	—	—
(1)
The amounts reflect the full grant date fair value for awards granted during the indicated year. The grant date fair value was computed in accordance with ASC Topic 718, Compensation-Stock Compensation. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note 4 to our audited financial statements included in our Annual Report on Form 10-K.

(2)
Mr. Andreeff served as Interim President and Chief Executive Officer of the Company from August 23, 2020 to June 14, 2021, when he was appointed President and Chief Executive Officer. Prior to his appointment as Interim President and Chief Executive Officer, Mr. Andreeff was a non-employee director. During the period that Mr. Andreeff served as Interim President and Chief Executive Officer, he elected not to take any compensation other than compensation as a non-employee director in return for his service. The amounts in the “Option Awards” and “All Other Compensation” columns for 2020 and 2021 include an equity grant and an annual cash retainer of $35,000 (pro rated for the period prior to Mr. Andreeff being appointed as President and Chief Executive Officer) that Mr. Andreeff received while serving as a non-employee director and Interim President and Chief Executive Officer. Since he was appointed President and Chief Executive Officer, Mr. Andreeff has received an annual base salary of $350,000 as more fully described in the Narrative Disclosure below.

(3)
Mr. Mathiesen was a non-employee director for the period from June 9, 2020 until his appointment as Chief Financial Officer, Treasurer and Secretary on June 14, 2021. The amounts in the “Option Awards” and “All Other Compensation” columns for 2020 and 2021 include an equity grant and cash compensation, respectively, that Mr. Mathiesen received while serving as a non-employee director, as well as an equity award received pursuant to his appointment of Chief Financial Officer, Treasurer and Secretary. Since he was appointed Chief Financial Officer, Treasurer and Secretary as of June 14, 2021, Mr. Mathiesen has received an annual base salary of $335,000 as more fully described in the Narrative Disclosure below.

(4)	Ms. LaViscount’s employment with the Company as Chief Operating Officer ended on July 20, 2021.
(5)
The amounts, in the aggregate, reflect the grant date fair value of a stock award granted under the 2018 Plan based on the closing price per share of Common Stock on the grant date ($4.68) multiplied by the number of shares subject to the award. Mr. Mathiesen received an award of 8,011 shares of Common Stock in lieu of his earned bonus for 2021. The number of shares granted to Mr. Mathiesen was determined by dividing the portion of his earned bonus ($34,477) paid in the form of Common Stock by the 30-trading day volume weighted average closing price per share of Common Stock ending on the trading day immediately preceding the grant date. The grant date fair value of the stock award ($37,491) is greater than his earned bonus, so the incremental additional value of the stock award is reported in the “Stock Awards” column.

(6)
The amount reported for 2020 includes the value of a stock award to Ms. LaViscount (2,155 shares with a value of $38,292) in lieu of base salary forgone at the election of Ms. LaViscount as described in the last paragraph under “Narrative Disclosure to Summary Compensation

Table-Equity-Based Awards”. Ms. LaViscount’s election to receive a restricted stock award in lieu of cash salary compensation was effective beginning with the December 13, 2019 payroll date and remained in place until May 11, 2020.
(7)	“All Other Compensation” for 2021 includes $442,150 in respect of a severance payment to Ms. LaViscount, payable in equal monthly installments during the twelve-month period following July 20, 2021.
(8)
The amounts, in the aggregate, reflect the grant date fair value of a stock award granted under the 2018 Plan based on the closing price per share of Common Stock on the grant date ($17.80) multiplied by the number of shares subject to the award. Ms. LaViscount received an award of 5,337 shares of Common Stock in lieu of her earned bonus for 2020 pursuant to the terms of an amendment to her employment entered into an April 1, 2021. The number of shares granted to Ms. LaViscount was determined by dividing the amount of her earned bonus ($77,396) by the 30-trading day average closing price per share of Common Stock ending on the trading day immediately preceding the grant date. The grant date fair value of the stock award ($94,998) is greater than her earned bonus, so the incremental additional value of the stock award is reported in the “Stock Awards” column.

(9)	Represents life insurance premiums.
(10)
In July 2021, Dr. Favit-Van Pelt received options to purchase 18,000 shares of Common Stock under the Company’s 2021 Inducement Plan as a material inducement to entering into employment with the Company.

Narrative Disclosure to Summary Compensation Table
The compensation program for the Company’s named executive officers for 2021 had three primary components: base salary, annual bonus and equity grants.
Annual Base Salary
We have entered into employment agreements with each of our named executive officers that establish annual base salaries, which are reviewed periodically by our Compensation Committee in order to compensate our named executive officers for the satisfactory performance of duties to the Company. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.
Mr. Andreeff
Pursuant to the Interim President and CEO Employment Letter Agreement entered into with Mr. Andreeff on August 23, 2020, Mr. Andreeff elected to take no additional compensation in return for his service as Interim President and Chief Executive Officer. Additionally, since he was not a member of any Board committees, Mr. Andreeff was not eligible for any additional cash retainer in respect of committee membership in 2021. Effective with his appointment as President and Chief Executive Officer on June 14, 2021, the Company entered into an employment agreement with Mr. Andreeff that provides for an annual base salary of $350,000 subject to annual review by the Compensation Committee.
Mr. Mathiesen
Effective with his appointment as Chief Financial Officer, Treasurer and Secretary on June 14, 2021, the Company entered into an employment agreement with Mr. Mathiesen that provides for an annual base salary of $335,000, subject to annual review by the Compensation Committee.
Ms. LaViscount
Pursuant to the second amendment to her employment agreement which became effective April 1, 2021, Ms. LaViscount’s annual base salary was reduced from $387,080 to $360,000 in consideration of certain equity awards described below. This base salary was in effect until termination of Ms. LaViscount’s employment with the Company on July 20, 2021.
Dr. Favit-Van Pelt
Effective with her appointment as Chief Medical Officer on July 7, 2021, the Company entered into an employment agreement with Dr. Favit-Van Pelt that provides for an annual base salary of $340,000, subject to annual review by the Compensation Committee.
Non-Equity Incentive Plan
In 2021, each of the Company’s named executive officers had a target bonus, set forth as a percentage of annual base salary. Pursuant to the employment agreements between the Company and Messrs. Andreeff and Mathiesen, target bonuses for Messrs. Andreeff and Mathiesen were set at 50% and 40%, respectively, with the Compensation Committee able to determine that a portion of such target be paid in equity in lieu of cash. Under the employment agreement between the Company and Dr. Favit-Van Pelt, her target bonus was set at 35%.

In March 2021, the Compensation Committee recommended, and the Board approved, performance targets for fiscal 2021 that it would consider in approving bonus payments for 2021. These targets included various corporate objectives related to company revenue goals, financing goals, regulatory submissions, and compliance goals.
On April 1, 2021, the Company entered into an amendment to the employment agreement of Ms. LaViscount, pursuant to which her target bonus was set at 40% of annual base salary based on corporate and individual goals weighting, respectively, at 75% corporate and 25% individual. Ms. LaViscount’s employment agreement was further amended to provide that she and the Company may mutually agree with respect to calendar year 2021 that all or a portion of Ms. LaViscount’s annual bonus, to the extent earned, would be payable in shares of Common Stock in lieu of cash. See “—Employment Agreements and Payments upon Termination of Change in Control - Joyce LaViscount” for additional information regarding the amendment.
In March 2022, the Compensation Committee determined that 97% of the performance targets had been met, and approved the bonus payments to Mr. Andreeff, Mr. Mathiesen, and Dr. Favit-Van Pelt at 97% of their respective targets. The Compensation Committee determined that 50% of Mr. Mathiesen’s bonus payment would be compensated in fully vested stock awards under the 2018 Plan in lieu of cash.
Equity-Based Awards
Stock Options
Our equity-based incentive awards which are mainly comprised of stock options are designed to align our interests with those of our employees and consultants, including our named executive officers. Our Compensation Committee has responsibility for granting equity-based incentive awards to our named executive officers. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executives generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.
Joyce LaViscount
In April 2021, our Compensation Committee approved the grant of an option to purchase 3,490 shares of Common Stock to Ms. LaViscount pursuant to the 2018 Plan. The stock option has an exercise price equal to the fair market value of a share of Common Stock as of the grant date, as determined in accordance with our 2018 Plan, and vests in a series of four successive equal annual installments beginning on April 1, 2021.
Mr. Andreeff and Mr. Mathiesen
Pursuant to our non-employee director compensation policy, in May 2021, our Compensation Committee approved the grant of options to purchase 3,063 shares of Common Stock to each of Mr. Andreeff and Mr. Mathiesen pursuant to the 2018 Plan. Each of these stock options has an exercise price equal to the fair market value of a share of Common Stock as of the grant date, as determined in accordance with our 2018 Plan, and vests in a series of 12 successive equal monthly installments on the last day of each month so that all the options will be vested on the one year anniversary of the date of grant subject to the holder’s continuous service with the Company through each applicable vesting period.
On June 2, 2021, our Compensation Committee approved the grant of an option to purchase 90,000 shares of Common Stock to Mr. Andreeff pursuant to the 2018 Plan. This stock option has an exercise price equal to the fair market value of a share of Common Stock as of the grant date, as determined in accordance with our 2018 Plan, and fully vested on the date of grant.
On June 14, 2021, our Compensation Committee approved the grant of an option to purchase 261,000 shares of Common Stock to Mr. Andreeff and an option to purchase 103,000 shares of Common Stock to Mr. Mathiesen pursuant to the 2018 Plan. Each of these stock options has an exercise price equal to the fair market value of a share of Common Stock as of the grant date, as determined in accordance with our 2018 Plan, and vested 25% on the grant date, 25% of the shares granted will vest based on a performance condition; of the remaining shares, 25% will vest on the one year anniversary of the grant date and the remainder will vest in 36 equal monthly installments on the last day of each month subject to the holder’s continuous service with the Company through the vesting period.

Dr. Favit-Van Pelt
In July 2021, our Compensation Committee approved the grant of an option to purchase 18,000 shares of Common Stock to Dr. Favit-Van Pelt pursuant to the 2021 Inducement Plan (the “Inducement Plan”). Each of these stock options has an exercise price equal to the fair market value of a share of Common Stock as of the grant date, as determined in accordance with the Inducement Plan, and vests in four equal annual installments on each of the first, second, third and fourth anniversaries of the date of grant subject to the holder’s continuous service with the Company or earlier upon a Termination of Employment without Cause (as such terms are defined in the Inducement Plan).
Restricted Stock Units
Pursuant to our non-employee director compensation policy, in May 2021, our Compensation Committee approved the grant of 937 RSUs under the 2018 Plan to each of Messrs. Mathiesen and Andreeff. The RSUs vest in a series of 12 successive equal monthly installments on the last day of each month so that all of the RSUs will be vested on the one-year anniversary of the grant date.
Retirement Benefits and Other Compensation
Our named executive officers do not participate in, or otherwise receive any benefits under, any pension or deferred compensation plan sponsored by us. Since 2020, we provide our employees discretionary, profit-sharing match to the contributions made by our employees to the Company’s 401(k) savings plan and we provide life insurance benefits to our named executive officers. Our named executive officers were eligible to participate in our employee benefits, including health insurance benefits, on the same basis as our other employees. We generally do not provide perquisites or personal benefits except in limited circumstances.
Employment Agreements and Payments upon Termination or Change in Control
Dane C. Andreeff
On August 23, 2020, we entered into an Interim President and CEO Employment Letter Agreement with Mr. Andreeff. Mr. Andreeff elected to take no additional compensation in return for his service as Interim President and Chief Executive Officer. However, Mr. Andreeff remained eligible to receive the equity retainer granted annually to the Company’s non-employee directors. In 2020, pursuant to the non-employee director compensation policy the Company’s non-employee directors, including Mr. Andreeff, received an annual equity retainer equal to $20,000 delivered in the form of options to purchase shares of Common Stock. Since he was not a member of any Board committees, Mr. Andreeff was not eligible for any cash retainer following his appointment as Interim President and CEO, which the Company paid to the Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.
On April 7, 2021, the Board approved a new non-employee director compensation policy. Because Mr. Andreeff had elected to take no additional compensation, the Board determined that Mr. Andreeff’s compensation should also reflect the newly adopted director compensation policy, including the annual cash retainer. Under the new director compensation policy, Mr. Andreeff received an annual cash retainer of $35,000, as well as an annual equity award under the 2018 Plan granted to the non-employee directors. In addition, Mr. Andreeff received the annual equity award on the date of the Company’s 2021 annual stockholder meeting, which was to have a target value on the date of grant equal to $50,000. 70% of the target value of the annual equity award was issued in the form of a stock option, and 30% of the target value was issued in the form of restricted stock units, each of which will vest in twelve monthly installments on the last day of each month, subject to Mr. Andreeff’s continuous service as Interim President and Chief Executive Officer or director of the Company.
In connection with the Company’s appointment of Mr. Andreeff as President and Chief Executive Officer on June 14, 2021, the Company entered into an Employment Agreement with Mr. Andreeff (the “Andreeff Employment Agreement”). The Andreeff Employment Agreement has an initial term (the “Initial Term”) of three years beginning on June 14, 2021 and automatically renews for an additional one year period at the end of the Initial Term and each anniversary thereafter (a “Renewal Term”), provided that at least 90 days prior to the expiration of the Initial Term or any Renewal Term the Board does not notify Mr. Andreeff of its intention not to renew.

The Andreeff Employment Agreement entitles Mr. Andreeff to, among other benefits, the following compensation:
•	An annual base salary of $350,000, reviewed at least annually;
•
An annual cash bonus in an amount of up to 50% of annual base salary; provided, that the Company may elect to pay up to 50% of any earned annual bonus in fully vested shares of Common Stock in lieu of cash;

•	Participation in equity-based long-term incentive compensation plans generally available to senior executive officers of the Company;
•
Participation in welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) made available to other senior executive officers of the Company;

•	Prompt reimbursement for all reasonable expenses in accordance with the plans, practices, policies and programs of the Company; and
•	20 days of paid vacation, to be taken in accordance with the Company’s policies and practices.
Pursuant to the Andreeff Employment Agreement, on June 14, 2021, Mr. Andreeff was granted an option to purchase 261,000 shares of Common Stock under the 2018 Plan, at a per share exercise price equal to the closing price of Common Stock on the Nasdaq Capital Market on such date. The option has a 10 year term, and the shares subject to the option vest and become exercisable as follows, subject to Mr. Andreeff’s continuous service with the Company or an affiliate through such vesting dates:
•	25% of the shares subject to the option vested immediately on the date of grant;
•
25% of the shares vest and become exercisable on the date that the Company completes a qualified equity financing yielding aggregate gross proceeds of at least $15,000,000 in a single transaction or a series of related transactions; and

•
of the remaining shares, 25% vest and become exercisable on the one year anniversary of the grant date, and the remainder vest in equal monthly installments on the last day of each full month over the next 36 months.

In the event that the Company consummates a transaction that constitutes a Change in Control (as defined in the Andreeff Employment Agreement), all of the unvested shares underlying Mr. Andreeff’s options will fully vest and become exercisable immediately prior to the effectiveness of such change in control. In the event of Mr. Andreeff’s death during the employment period or a termination due to disability, for cause by the Company or as a result of resignation without good reason (the date of such termination, the “Termination Date”), Mr. Andreeff or his beneficiaries or legal representatives will be provided any annual base salary earned, but unpaid, for services rendered to the Company on or prior to the date on which the employment period ends and the following additional other benefits under the Andreeff Employment Agreement (the “Unconditional Entitlements”):
•
All benefits payable to Mr. Andreeff under any employee benefit plans (including, without limitation any pension plans or 401(k) plans) of the Company or any of its affiliates applicable to Mr. Andreeff at the time of his termination of employment and all amounts and benefits (other than the Conditional Benefits) which are vested or which Mr. Andreeff is otherwise entitled to receive under the terms of any plan, policy, practice or program of, or any contract or agreement with, the Company, at or subsequent to the Termination Date without regard to the performance by Mr. Andreeff of further services or the resolution of a contingency, will be paid or provided according to the terms of such plans, as determined on the basis of the actual date of termination of Mr. Andreeff’s employment with the Company;

•
Any right which Mr. Andreeff may have to claim a defense and/or indemnity for liabilities to or claims asserted by third parties in connection with Mr. Andreeff’s activities as an officer, director or employee of the Company shall be unaffected by Mr. Andreeff’s termination of employment and shall remain in effect;

•	Mr. Andreeff will be entitled to continuation of health care coverage as is required under, and in accordance with, applicable law or otherwise provided in accordance with the Company’s policies;
•	Mr. Andreeff will be entitled to reimbursement, in accordance with the Company’s policies regarding expense reimbursement for all business expenses incurred prior to the Termination Date; and

•
Except to the extent additional rights are provided upon Mr. Andreeff’s qualifying to receive the Conditional Benefits (as defined in the Employment Agreement), Mr. Andreeff’s rights with respect to any stock option, restricted stock or other equity award granted by the Company will be governed by the terms and provisions of the applicable equity incentive plan, stock option award documents or grant agreement.

In the event of a resignation by Mr. Andreeff for good reason, the exercise by the Company of its right to terminate his employment other than for cause, death or disability or the Company’s election not to extend the employment period upon expiration of the Initial Term or any renewal term (not within twelve months following or three months prior to the effective date of a Change in Control), Mr. Andreeff will receive the Unconditional Entitlements and, subject to his signing and delivering to the Company and not revoking a general release of claims in favor of the Company and certain related parties, the Company shall provide Mr. Andreeff (i) a severance amount equal to the sum of his annual base salary as of the termination date and a pro-rated portion of his cash bonus for the year in which the termination occurs (the “Severance Amount”), (ii) Company-paid continued medical coverage for up to twelve months following such termination, and (iii) continued vesting of equity awards that would have vested if he had remained employed with the Company through the end of the then remaining portion of the Initial Term or the Renewal Term, as applicable (the “Conditional Benefits”). In the event of a resignation by Mr. Andreeff for good reason, the exercise by the Company of its right to terminate his employment other than for cause, death or disability or the Company’s election not to extend the employment period upon expiration of the Initial Term or any renewal term, in each case, within twelve months following or three months prior to the effective date of a Change in Control, Mr. Andreeff shall receive (i) the Unconditional Entitlements, (ii) 2.0 times the sum of his annual base salary and target cash bonus, (iii) accelerated vesting of all equity awards that were assumed, continued or substituted by the surviving or acquiring corporation in the Change in Control and remain subject to time-based vesting conditions, if any, and (iv) the Conditional Benefits except the Severance Amount. During employment and for the one year period after termination, Mr. Andreeff is subject to non-solicitation and non-competition obligations.
Jeffrey S. Mathiesen
In connection with the company’s appointment of Mr. Mathiesen as Chief Financial Officer, Treasurer and Secretary on June 14, 2021, the Company entered into an Employment Agreement with Mr. Mathiesen (the “Mathiesen Employment Agreement”). The Mathiesen Employment Agreement has an initial term (the “Initial Term”) of three years beginning on June 14, 2021 and automatically renews for an additional one year period at the end of the Initial Term and each anniversary thereafter (a “Renewal Term”), provided that at least 90 days prior to the expiration of the Initial Term or any Renewal Term the Board does not notify Mr. Mathiesen of its intention not to renew.
The Employment Agreement entitles Mr. Mathiesen to, among other benefits, the following compensation:
•	An annual base salary of $335,000, reviewed at least annually;
•
An annual cash bonus in an amount of up to 40% of annual base salary, provided, that the Company may elect to pay up to 70% of any earned annual bonus in fully vested shares of Common Stock in lieu of cash;

•	Participation in equity-based long-term incentive compensation plans generally available to senior executive officers of the Company;
•
Participation in welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) made available to other senior executive officers of the Company;

•	Prompt reimbursement for all reasonable expenses in accordance with the plans, practices, policies and programs of the Company; and
•	20 days of paid vacation, to be taken in accordance with the Company’s policies and practices.

Pursuant to the Mathiesen Employment Agreement, on June 14, 2021, Mr. Mathiesen was granted an option to purchase 103,000 shares of Common Stock under the 2018 Plan, at a per share exercise price equal to the closing price of Common Stock on the Nasdaq Capital Market on such date. The options have a 10 year term, and the shares subject to the options vest and become exercisable as follows, subject to Mr. Mathiesen’s continuous service with the Company or an affiliate through such vesting dates:
•	25% of the shares subject to the option vested immediately on the date of grant;
•
25% of the shares vest and become exercisable on the date that the Company completes a qualified equity financing yielding aggregate gross proceeds of at least $15,000,000 in a single transaction or a series of related transactions; and

•
of the remaining shares, 25% vest and become exercisable on the one year anniversary of the grant date, and the remainder vest in equal monthly installments on the last day of each full month over the next 36 months.

In the event that the Company consummates a transaction that constitutes a Change in Control (as defined in the Mathiesen Employment Agreement), all of the unvested shares underlying Mr. Mathiesen’s options will fully vest and become exercisable immediately prior to the effectiveness of such change in control. In the event of Mr. Mathiesen’s death during the employment period or a termination due to disability, for cause by the Company or as a result of resignation without good reason, Mr. Mathiesen or his beneficiaries or legal representatives will be provided any annual base salary earned, but unpaid, for services rendered to the Company on or prior to the date on which the employment period ends and the following additional other benefits under the Mathiesen Employment Agreement (the “Unconditional Entitlements”):
•
All benefits payable to Mr. Mathiesen under any employee benefit plans (including, without limitation any pension plans or 401(k) plans) of the Company or any of its affiliates applicable to Mr. Mathiesen at the time of his termination of employment and all amounts and benefits (other than the Conditional Benefits (as defined in the Mathiesen Employment Agreement)) which are vested or which Mr. Mathiesen is otherwise entitled to receive under the terms of any plan, policy, practice or program of, or any contract or agreement with, the Company, at or subsequent to the Termination Date without regard to the performance by Mr. Mathiesen of further services or the resolution of a contingency, will be paid or provided according to the terms of such plans, as determined on the basis of the actual date of termination of Mr. Mathiesen’s employment with the Company;

•
Any right which Mr. Mathiesen may have to claim a defense and/or indemnity for liabilities to or claims asserted by third parties in connection with the Mr. Mathiesen’s activities as an officer, director or employee of the Company shall be unaffected by Mr. Mathiesen’s termination of employment and shall remain in effect;

•	Mr. Mathiesen will be entitled to continuation of health care coverage as is required under, and in accordance with, applicable law or otherwise provided in accordance with the Company’s policies;
•	Mr. Mathiesen will be entitled to reimbursement, in accordance with the Company’s policies regarding expense reimbursement for all business expenses incurred prior to the Termination Date; and
•
Except to the extent additional rights are provided upon Mr. Mathiesen’s qualifying to receive the Conditional Benefits, Mr. Mathiesen’s rights with respect to any stock option, restricted stock or other equity award granted by the Company will be governed by the terms and provisions of the applicable equity incentive plan, stock option award documents or grant agreement.

In the event of a resignation by Mr. Mathiesen for good reason, the exercise by the Company of its right to terminate his employment other than for cause, death or disability or the Company’s election not to extend the employment period upon expiration of the Initial Term or any Renewal Term (not within twelve months following or three months prior to the effective date of a Change in Control), Mr. Mathiesen will receive the Unconditional Entitlements and, subject to his signing and delivering to the Company and not revoking a general release of claims in favor of the Company and certain related parties, the Company shall provide Mr. Mathiesen (i) a severance amount equal to the sum of his annual base salary as of the termination date and a pro-rated portion of his cash bonus for the year in which the termination occurs (the “Severance Amount”), (ii) Company-paid continued medical coverage for up to twelve months following such termination, and (iii) continued vesting of equity awards that would have vested if he had remained employed with the Company through the end of the then remaining portion of the Initial Term or the Renewal Term, as applicable (the “Conditional Benefits”). In the event of a resignation by Mr. Mathiesen for good reason, the exercise by the Company of its right to terminate his employment other than for cause, death or disability or the Company’s election not to extend the employment period upon expiration of the Initial Term or any renewal term, in each case, within twelve months following or three months prior to the effective date of a Change in Control, Mr. Mathiesen shall receive (i) the Unconditional Entitlements, (ii) 1.5 times the sum of his annual base salary and target cash bonus, (iii) accelerated vesting of all equity awards that were assumed, continued or substituted by the surviving or acquiring corporation in the Change in Control and remain subject to time-based vesting conditions, if any, and (iv) the Conditional Benefits except the Severance Amount. During employment and for the one year period after termination, Mr. Mathiesen is subject to non-solicitation and non-competition requirements.
Antonella Favit-Van Pelt, M.D., Ph.D.
Effective with her appointment as Chief Medical Officer on July 7, 2021, Dr. Favit-Van Pelt and the Company entered into an employment agreement (the “Favit-Van Pelt Employment Agreement”) with an initial term of three years beginning on July 7, 2021 (the “Initial Term”) and which automatically renews for an additional one year period at the end of the Initial Term and each anniversary thereafter, provided that at least 90 days prior to the expiration of the Initial Term or any renewal term the Board does not notify Dr. Favit-Van Pelt of its intention not to renew.
The Favit-Van Pelt Employment Agreement entitles Dr. Favit-Van Pelt to, among other benefits, the following compensation:
•	An annual base salary of $340,000, reviewed at least annually;
•	An annual cash bonus in an amount of up to 35% of annual base salary;
•	Participation in equity-based long-term incentive compensation plans generally available to senior executive officers of the Company;
•
Participation in welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) made available to other senior executive officers of the Company;

•	Prompt reimbursement for all reasonable expenses in accordance with the plans, practices, policies and programs of the Company; and
•	20 days of paid vacation, to be taken in accordance with the Company’s policies and practices.
Pursuant to the Favit-Van Pelt Employment Agreement, on July 7, 2021, Dr. Favit-Van Pelt was granted an option to purchase 18,000 shares of Common Stock under the Inducement Plan, at a per share exercise price equal to the closing price of Common Stock on the Nasdaq Capital Market on such date. The option has a 10 year term, and the shares subject to the option vest and become exercisable in 25% increments on each of the first, second, third and fourth anniversaries of the grant date.
In the event that the Company consummates a transaction that constitutes a Change in Control (as defined in the Favit-Van Pelt Employment Agreement), all of the unvested shares underlying Dr. Favit-Van Pelt’s options will fully vest and become exercisable immediately prior to the effectiveness of such change in control. In the event of Dr. Favit-Van Pelt’s death during the employment period or a termination due to disability, for cause by the Company or as a result of resignation without good reason (the date of such termination, the “Termination Date”), Dr. Favit-Van Pelt or her beneficiaries or legal representatives will be provided any annual base salary earned, but unpaid, for services rendered to the Company on or prior to the date on which the employment period ends and the following additional other benefits under the Favit-Van Pelt Employment Agreement (the “Unconditional Entitlements”):
•
All benefits payable to Dr. Favit-Van Pelt under any employee benefit plans (including, without limitation any pension plans or 401(k) plans) of the Company or any of its affiliates applicable to Dr. Favit-Van Pelt at the time of her termination of employment and all amounts and benefits (other than the Conditional Benefits) which are vested or which Dr. Favit-Van Pelt is otherwise entitled to receive under the terms of any plan, policy, practice or program of, or any contract or agreement with, the Company, at or subsequent to the Termination Date without regard to the performance by Dr. Favit-Van Pelt of further services or the resolution of a contingency, will be paid or provided according to the terms of such plans, as determined on the basis of the actual date of termination of Dr. Favit-Van Pelt’s employment with the Company;

•
Any right which Dr. Favit-Van Pelt may have to claim a defense and/or indemnity for liabilities to or claims asserted by third parties in connection with Dr. Favit-Van Pelt’s activities as an officer, director or employee of the Company shall be unaffected by Dr. Favit-Van Pelt’s termination of employment and shall remain in effect;

•
Dr. Favit-Van Pelt will be entitled to continuation of health care coverage as is required under, and in accordance with, applicable law or otherwise provided in accordance with the Company’s policies;

•	Dr. Favit-Van Pelt will be entitled to reimbursement, in accordance with the Company’s policies regarding expense reimbursement for all business expenses incurred prior to the Termination Date; and
•
Except to the extent additional rights are provided upon Dr. Favit-Van Pelt’s qualifying to receive the Conditional Benefits (as defined in the Favit-Van Pelt Employment Agreement), Dr. Favit-Van Pelt’s rights with respect to any stock option, restricted stock or other equity award granted by the Company will be governed by the terms and provisions of the applicable equity incentive plan, stock option award documents or grant agreement.

In the event of a resignation by Dr. Favit-Van Pelt for good reason, the exercise by the Company of its right to terminate her employment other than for cause, death or disability or the Company’s election not to extend the employment period upon expiration of the Initial Term or any Renewal Term (not within twelve months following or three months prior to the effective date of a Change in Control), Dr. Favit-Van Pelt will receive the Unconditional Entitlements and, subject to her signing and delivering to the Company and not revoking a general release of claims in favor of the Company and certain related parties, the Company shall provide Dr. Favit-Van Pelt (i) a severance amount equal to the sum of her annual base salary as of the termination date and a pro-rated portion of her cash bonus for the year in which the termination occurs (the “Severance Amount”), (ii) Company-paid continued medical coverage for up to twelve months following such termination, and (iii) continued vesting of equity awards that would have vested if he had remained employed with the Company through the end of the then remaining portion of the Initial Term or the Renewal Term, as applicable (the “Conditional Benefits”). In the event of a resignation by Dr. Favit-Van Pelt for good reason, the exercise by the Company of its right to terminate her employment other than for cause, death or disability or the Company’s election not to extend the employment period upon expiration of the Initial Term or any renewal term, in each case, within twelve months following or three months prior to the effective date of a Change in Control, Dr. Favit-Van Pelt shall receive (i) the Unconditional Entitlements, (ii) 1.5 times the sum of her annual base salary and target cash bonus, (iii) accelerated vesting of all equity awards that were assumed, continued or substituted by the surviving or acquiring corporation in the Change in Control and remain subject to time-based vesting conditions, if any, and (iv) the Conditional Benefits except the Severance Amount. During employment and for the one year period after termination, Dr. Favit-Van Pelt is subject to non-solicitation and non-competition requirements.
Joyce LaViscount
Ms. LaViscount served as our Chief Financial Officer and Chief Operating Officer from October 2015 until June 14, 2021.
On October 19, 2015, we entered into an employment agreement with Ms. LaViscount to serve as our Chief Financial Officer and Chief Operating Officer. Pursuant to the employment agreement, Ms. LaViscount received an initial base salary at an annualized rate of $300,000 for her employment term, which was at-will. In addition to Ms. LaViscount’s base salary, she had the opportunity to receive a target annual bonus of 25% of the base salary, conditional upon, and subject to upward or downward adjustment based upon achievements and individual goals to be established in good faith by our Chief Executive Officer and Ms. LaViscount. On March 5, 2019, the Compensation Committee recommended to the Board, and the Board approved, an increase to Ms. LaViscount’s base salary to $387,080, effective March 31, 2019, and a target annual bonus of 40% of such salary.
On April 1, 2021, the Company entered into a second amendment to the employment agreement of Joyce LaViscount, Chief Financial Officer and Chief Operating Officer of the Company. Pursuant to the second amendment, Ms. LaViscount received the following equity awards under the 2018 Plan: (i) a grant of 5,337 shares of unrestricted Common Stock, in lieu of a cash bonus for fiscal year 2020, (ii) a grant of 2,668 RSUs which would vest on October 2, 2021 if Ms. LaViscount remained employed as of such date, and (iii) a stock option exercisable for 3,490 shares of Common Stock, which vest in equal installments over four years starting with the first anniversary of the grant date.

In consideration for the equity awards, Ms. LaViscount’s annual base salary was reduced to $360,000, except that for the purpose of calculating certain severance benefits under Ms. LaViscount’s employment agreement, her base salary shall be deemed to be the greater of $387,000 or her actual base salary. Ms. LaViscount had the opportunity to receive a target annual bonus of 40% of her annual base salary; the Compensation Committee in its discretion may elect to pay this bonus in equity in lieu of cash for 2021.
In connection with the termination of her employment on July 20, 2021, the Company entered into a Separation and Release Agreement with Ms. LaViscount on August 17, 2021 (the “Separation Agreement”) providing that Ms. LaViscount would receive certain benefits in connection with a termination for “Good Reason.” Under the Separation Agreement, subject to non-revocation of a general release and waiver of claims in favor of the Company, the Company agreed to pay Ms. LaViscount a total of $442,150 less required deductions and withholdings, paid in approximately twelve equal monthly installments during the twelve-month period following the Separation Date. In addition, the Company has agreed to pay 100% of the cost of premiums for continued health insurance coverage through the earliest of (i) nine months following the Separation Date and (ii) the date Ms. LaViscount becomes eligible for health insurance benefits from a subsequent employer. Ms. LaViscount’s unvested options accelerated as of the Separation Date, as provided in the Employment Agreement, with such options being exercisable through October 18, 2022 (i.e., one year plus 90 days from the Separation Date).
Equity Incentive Plans
Certain of our named executive officers all have outstanding awards under (i) our 2016 Omnibus Incentive Plan (as amended, the “2016 Plan”), (ii) the 2018 Plan (the 2018 Plan, together with the Amended and Restated June 2014 Equity Incentive Plan (the “2014 Plan”) and the 2016 Plan, the “Prior Plans”) and (iii) our Inducement Plan.
Under the 2016 Plan and the 2018 Plan, the Compensation Committee may provide, in individual award agreements or in any other written agreement between a participant and us, that the award will be subject to additional acceleration of vesting and exercisability in the event of a termination of employment or change in control. Accordingly, in October 2020 when the Compensation Committee granted stock options to our named executive officers, the individual award agreements provided for accelerated vesting of such options upon termination of employment without “Cause” or for “Good Reason” (each as defined in the 2018 Plan) or upon a change in control.
Under the Inducement Plan, an award may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the award agreement for such award or as may be provided in any other written agreement between the Company and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Outstanding Equity Awards at December 31, 2021
The following tables set forth certain information about equity awards granted to our named executive officers that remain outstanding as of December 31, 2021.
Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Dane C. Andreeff	571	0(1)	363.30	8/8/2027
	428	0(2)	384.65	5/15/2028
	511	0(3)	236.60	3/28/2029
	1,749	0(4)	19.08	6/09/2030
	2,042	1,021(5)	13.30	5/24/2031
	90,000	0(6)	13.35	6/01/2031
	65,250	195,750(7)	15.57	6/13/2031
Jeffrey S. Mathiesen	1,749	0(4)	19.08	6/09/2030
	2,042	1,021(5)	13.30	5/24/2031
	25,750	77,250(7)	15.57	6/13/2031
Joyce LaViscount	571	0(8)	438.20	3/16/2025
	4,285	0(9)	112.00	10/21/2025
	3,428	0(10)	187.25	7/13/2026
	4,571	0(11)	284.55	4/17/2027
	2,285	0(12)	384.65	5/15/2028
	2,857	0(13)	236.60	3/28/2029
	4,285	0(14)	60.55	9/23/2029
	2,857	0(15)	13.82	10/5/2030
	3,490	0(16)	17.80	4/01/2031
Antonella Favit-Van Pelt	0	18,000(17)	16.45	07/06/2031
(1)	This option was granted on August 8, 2017. All of the shares subject to the option have vested.
(2)	This option was granted on May 17, 2018. All of the shares subject to the option have vested.
(3)	This option was granted on March 28, 2019. All of the shares subject to the option have vested.
(4)	These options were granted on June 10, 2020. All of the shares subject to the option have vested.
(5)	These options were granted on May 25, 2021. The shares vest in monthly annual installments over 12 months from the date of grant.
(6)	This option was granted on June 2, 2021. All of the shares subject to the option have vested.
(7)
These options were granted on June 14, 2021. 25% of the shares were fully vested as of the grant date; 25% of the shares will vest based on a performance condition; of the remaining shares, 25% of such number remaining shall vest on the one year anniversary of the grant date, and the remainder shall vest in thirty-six successive equal monthly installments on the last day of each full month.

(8)	This option was granted on March 16, 2015. All of the shares subject to the option have vested.
(9)	This option was granted on October 21, 2015. All of the shares subject to the option have vested.
(10)	This option was granted on July 13, 2016. All of the shares subject to the option have vested.
(11)	This option was granted on April 17, 2017. All of the shares subject to the option have vested.
(12)	This option was granted on May 15, 2018. All of the shares subject to the option have vested. Vesting of this option was accelerated in connection with Ms. LaViscount’s separation agreement.
(13)	This option was granted on March 28, 2019. All of the shares subject to the option have vested. Vesting of this option was accelerated in connection with Ms. LaViscount’s separation agreement.
(14)	This option was granted on September 23, 2019. All of the shares subject to the option have vested. Vesting of this option was accelerated in connection with Ms. LaViscount’s separation agreement.
(15)	This option was granted on October 5, 2020. All of the shares subject to the option have vested. Vesting of this option was accelerated in connection with Ms. LaViscount’s separation agreement.
(16)	This option was granted on April 1, 2021. All of the shares subject to the option have vested. Vesting of this option was accelerated in connection with Ms. LaViscount’s separation agreement.
(17)	This option was granted on July 7, 2021. The shares vest in equal annual installments over 4 years from the date of grant.

Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Dane C. Andreeff	313	1,624	—	—
Jeffrey S. Mathiesen	313	1,624	—	—
Joyce LaViscount	—	—	—	—
Antonella Favit-Van Pelt	—	—	—	—

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our Common Stock as of April 4, 2022 by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of our Common Stock.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of Common Stock issuable pursuant to the vesting of warrants and the exercise of stock options that are either immediately exercisable or exercisable within 60 days of April 4, 2022, and restricted stock units that vest within 60 days of April 4, 2022. These shares are deemed to be outstanding and beneficially owned by the person holding those warrants or options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. This table is based on information supplied by officers, directors and principal stockholders and Schedule 13D, Schedule 13G and Section 16 filings, if any, with the SEC. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for persons listed in the table is c/o Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940.
	Beneficial Ownership(1)
Beneficial Owner	Number of Shares of Common Stock	Percent of Total
Columbus Capital Management LLC(2)	324,684	8.6%
AIGH Capital Management, LLC(3)	255,400	6.7%
Maple Leaf Capital I, LLC(4)	189,416	5.0%
Antonella Favit-Van Pelt(5)	2,500	*
Sherrie Perkins(6)	4,000	*
Edward M. Straw(7)	8,353	*
Mitchell E. Tyler(8)	30,712	*
Blane Walter(9)	10,560	*
Paul Buckman(10)	2,450	*
Jeffrey S. Mathiesen(11)	42,510	1.1%
Dane C. Andreeff(12)	352,496	8.9%
All current executive officers and directors as a group (8 persons)(13)	453,581	11.2%
*	Less than one percent.
(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 3,796,744 shares outstanding on April 4, 2022.

(2)
Includes 278,010 shares of Common Stock, and 46,674 shares of Common Stock issuable upon the exercise of warrants. Columbus Capital Management, LLC, which serves as the general partner and investment manager to each of Columbus Capital QP Partners, L.P., Columbus Capital Partners, L.P., and Columbus Capital Offshore QP Fund, LTD. (collectively “the Funds”), and Mr. Matthew D. Ockner, as Managing Member of Columbus Capital Management, LLC, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of all shares of Common Stock held by the Funds. The business address of Matthew D. Ockner is 1 Embarcadero Center, Suite 1130, San Francisco, CA 94111. The percentage in this table reflects that the reporting persons may not exercise the warrants to the extent such exercise would cause the reporting persons to beneficially own a number of shares of Common Stock that would exceed 9.99% of our then outstanding Common Stock following such exercise.

(3)
Represents shares held by AIGH Capital Management, LLC (“AIGH LP”), AIGH Investment Partners, L.L.C. (“AIGH LLC”) and Orin Hirschman. AIGH LP is an advisor or sub-advisor with respect to shares held by AIGH Investment Partners, L.P. and WVP Emerging Manger Onshore Fund, LLC. AIGH LLC directly holds shares. Mr. Hirschman, who is the managing member of AIGH LP and president of AIGH LLC, holds shares directly with his family. The business address of AIGH LP, AIGH LLC and Mr. Hirschman is 6006 Berkeley Avenue, Baltimore, MD 21209.

(4)
Includes 86,482 shares of Common Stock and 12,350 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Partners, L.P., 19,200 shares of Common Stock and 3,376 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Partners I, L.P., 53,779 shares of Common Stock and 8,162 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Discovery I, L.P., 4,634 shares of Common Stock and 1,433 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Offshore, Ltd. Maple Leaf Capital I, LLC is the general partner of each of Maple Leaf Partners, L.P., Maple Leaf Partners I, L.P., Maple Leaf Discovery I, L.P., and Maple Leaf Offshore, Ltd., and Mr. Andreeff has sole voting and dispositive power over the shares.
(5)	Includes 2,500 shares of Common Stock issuable upon the exercise of stock options.
(6)	Includes 937 shares of Common Stock and 3,063 shares of Common Stock issuable upon the exercise of stock options.
(7)	Includes 1,008 shares of Common Stock and 7,345 shares of Common Stock issuable upon the exercise of stock options.
(8)	Includes 24,638 shares of Common Stock and 6,074 shares of Common Stock issuable upon the exercise of stock options.
(9)	Includes 3,351 shares of Common Stock and 7,209 shares of Common Stock issuable upon the exercise of stock options.
(10)	Includes 540 shares of Common Stock and 1,910 shares of Common Stock issuable upon the exercise of stock options.
(11)	Includes 11,948 shares of Common Stock and 30,562 shares of Common Stock issuable upon the exercise of stock options.
(12)
Includes 86,482 shares of Common Stock and 12,350 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Partners, L.P., 19,200 shares of Common Stock and 3,376 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Partners I, L.P., 53,779 shares of Common Stock and 8,162 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Discovery I, L.P., 4,634 shares of Common Stock and 1,433 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Offshore, Ltd., 1,508 shares on Common Stock held directly by Mr. Andreeff and 161,572 shares of Common Stock issuable upon the exercise of stock options held directly by Mr. Andreeff. Mr. Andreeff has sole voting and dispositive power over shares held by Maple Leaf Partners, L.P., Maple Leaf Partners I, L.P., Maple Leaf Discovery I, L.P. and Maple Leaf Offshore, Ltd.

(13)	Includes 208,025 shares of Common Stock, 220,235 shares of Common Stock issuable upon the exercise of stock options, and 25,321 shares of Common Stock issuable upon the exercise of warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related-Person Transactions Policy and Procedures
The Board has adopted a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of the Company’s policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants involving an amount that exceeds or will exceed $120,000 or, during such time as the Company qualifies as a “smaller reporting company,” the lesser of (1) $120,000 or (2) 1% of the average of our total assets for the last two completed fiscal years. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, nominee to become director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.
Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant stockholders. In considering related-person transactions, the Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Committee determines in the good faith exercise of its discretion.
Certain Related-Person Transactions
The following includes a summary of transactions since January 1, 2020 to which we have been a party, in which the amount involved in the transaction exceeded 1% of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Other than described below, there have not been, nor are there currently, any proposed transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which include equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
October 2020 Private Placement
In October 2020, we issued 187,646 shares of Common Stock and warrants to purchase an aggregate of 93,817 shares of Common Stock, for an aggregate purchase price of approximately $3.4 million. Entities affiliated with Maple Leaf Partners, L.P., a holder of over 5% of the Company’s Common Stock, for which Dane C. Andreeff, our President and Chief Executive Officer serves as General Partner and Portfolio Manager, purchased 33,778 shares and warrants to purchase 16,887 shares for an aggregate purchase price of $620,000, and Ms. LaViscount, our former Chief Financial Officer and Chief Operating Officer purchased 1,089 shares and warrants to purchase 544 shares for an aggregate purchase price of $20,000. Such affiliated purchasers participated on the same terms and conditions as all other purchasers, except that they had a higher purchase price of $18.354 per unit, and their warrants have a higher exercise price of $16.1665 per share, in each case to be compliant with Nasdaq regulations.

February 2021 Public Offering
On February 1, 2021, in an underwritten public offering, the Company issued 744,936 shares of Common Stock and warrants to purchase up to an aggregate of 372,468 shares of Common Stock at a purchase price of $14.82 per unit, consisting of one share and a warrant to purchase 0.50 shares of Common Stock. The warrants have an initial exercise price of $16.302 per share and are exercisable for a period of five years from the date of issuance. Affiliates of the Company’s President and Chief Executive Officer, and holders of over 5% of our Common Stock, participated in the Public Offering on the same terms and conditions as all other purchasers, purchasing 16,868 shares and warrants to purchase 8,434 shares, for a purchase price of $250,000.
November 2021 Public Offering
On November 12, 2021, in an underwritten public offering, the Company issued 1,385,031 shares of Common Stock at a purchase price of $8.00 per share. Affiliates of the Company’s Chief Executive Officer, and holders of over 5% of our Common Stock, participated in the Public Offering on the same terms and conditions as all other purchasers, purchasing 37,500 shares for a purchase price of $300,000.
Indemnification
The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s Amended and Restated Bylaws, the Company is required to indemnify its directors and officers to the extent not prohibited under Delaware or other applicable law. The Company has also entered into indemnity agreements with its officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under applicable law and the Company’s Amended and Restated Bylaws.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. BDO USA, LLP has served as the Company’s independent registered public accounting firm since January 2017. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting by remote communication. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain BDO USA, LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of BDO USA, LLP.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2021 and December 31, 2020 by BDO USA, LLP, the Company’s independent registered public accounting firm (amounts in thousands).
	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2020
Audit Fees(1)	$398	385
Tax Fees(2)	31	25
Total Fees	429	410
(1)
Audit fees included amounts billed for professional services rendered in connection with the audit of our consolidated financial statements and review of our interim consolidated financial statements included in quarterly reports and services that are normally provided by our principal accountant in connection with statutory and regulatory filings as well as professional services rendered in connection with the Company’s public offerings, including reviewing registration statements and prospectuses and preparing comfort letters.

(2)	Tax fees included amounts billed for professional services for tax compliance, tax advice and tax planning. These services included assistance regarding federal, state and tax compliance.
All fees described above were pre-approved by the Audit Committee.
Pre-Approval Policies and Procedures
Our Audit Committee has adopted policies and procedures for the pre-approval of audit services and permitted non-audit and tax services rendered by our independent registered public accounting firm. The policy generally provides pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The Audit Committee must pre-approve all services provided by the independent registered public accounting firm.
The Audit Committee has determined that the rendering of services other than audit services by BDO USA, LLP is compatible with maintaining the principal accountant’s independence.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF
PROPOSAL 2.

PROPOSAL 3 - APPROVAL OF THE HELIUS MEDICAL TECHNOLOGIES, INC.
2022 EQUITY INCENTIVE PLAN
The stockholders are being asked to approve the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan (the “2022 Plan”).
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve the 2022 Plan. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
The Board believes that it is in the best interest of the Company and its stockholders for the Company to be in a position to offer equity awards to executive officers, key employees, outside directors, consultants and advisors in accordance with the terms of the 2022 Plan. The Company has relied upon and anticipates continuing to rely upon the equity incentive program to a disproportionate degree in lieu of cash compensation to its executive officers. Specifically, in 2021, the Company issued stock options in lieu of cash compensation for approximately nine months of service as its interim CEO. In addition, the Company entered into employment agreements with its CEO and CFO that are structured at a greater level of equity compensation versus cash compensation than market comparisons, and additionally provide the Board with the discretion to pay a portion of annual bonus payments in the form of equity versus cash. The Board believes that the structure of these agreements benefits stockholders by providing additional incentive to the executives regarding value creation. The life sciences market is highly competitive, and our results are largely attributable to the talents, expertise, efforts and dedication of our employees. Our compensation program, including the granting of equity compensation, is a crucial way to attract and recruit new employees and retain existing employees, with equity compensation serving as our primary recruitment, retention and motivational tool as opposed to cash compensation.
We are often competing for highly-skilled talent with many companies that offer aggressive equity compensation to their executive and key professional positions, with many of our competitors having evergreen plans that allow automatic replenishment of the equity share pool on an annual basis. We do not currently have enough shares in the 2018 Plan to assist with recruitment and retention of the necessary talent and do not have an evergreen provision in our 2018 Plan that provides for an annual increase of new shares to grant. We are therefore requesting stockholder approval for a larger share pool together with an evergreen provision to provide for annual increases in the share pool that will accommodate future equity awards needed to achieve our recruiting and retention goals. Our approval of the new 2022 Plan with a greater total share pool and evergreen provision, is intended to enable us to position our pay at a competitive opportunity level, while reducing emphasis on cash compensation.
The full text of the proposed 2022 Plan is set forth on Appendix A to this proxy statement.
Requested Shares
Subject to adjustment for certain changes in our capitalization, if this Proposal 3 is approved by our stockholders, the aggregate number of shares of our Common Stock that may be issued under the 2022 Plan will not exceed the sum of (1) 1,121,272 and (2) any shares subject to outstanding stock awards under the 2018 Plan that are forfeited or otherwise returned to the share reserve. In addition, the number of shares of Common Stock reserved for issuance under the 2022 Plan would automatically increase on January 1 of each calendar year, starting on January 1, 2023 through January 1, 2027, to an amount equal to (i) 20% of the fully diluted number of shares of Common Stock outstanding on December 31 of the fiscal year before the date of each automatic increase, or (ii) a lesser number of shares determined by the Board prior to the date of the increase.
At April 4, 2022, equity awards covering an aggregate of 822,044 shares were outstanding under the Prior Plans and the Inducement Plan. In addition, as further described below, our Board approved, upon the recommendation of the Compensation Committee, the grant of options to purchase an aggregate of 212,000 shares, which will commence vesting contingent upon and subject to approval of the 2022 Plan.

The following table provides certain additional information regarding our equity incentive program.
As of April 4, 2022
Total number of shares of Common Stock subject to outstanding stock options	772,544
Weighted-average exercise price of outstanding stock options	$4.64
Weighted-average remaining term of outstanding stock options	5.71 years
Outstanding restricted stock units	775
Total number of shares of Common Stock available for grant under the 2018 Plan	19,332
Total number of shares of Common Stock available for grant under the Inducement Plan	52,000
Total number of shares of Common Stock outstanding	3,796,744
Per-share closing price of Common Stock as reported on Nasdaq Capital Market	$3.41
We are committed to using the shares available under the 2022 Plan prudently to advance the Company’s interests.
We continue to believe that equity awards such as stock options and other types of stock awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage our use of equity compensation.
We are committed to effectively monitoring our equity compensation share reserve, including our burn rate, to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees.
Summary of the 2022 Plan
The material features of the 2022 Plan are described below. The following description of the 2022 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2022 Plan. Stockholders are urged to read the actual text of the 2022 Plan in its entirety, which is attached to this proxy statement as Appendix A. If our stockholders approve the 2022 Plan, a registration statement on Form S-8 covering the shares in the share reserve of the 2022 Plan will be filed with the SEC.
Awards
The 2022 Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of the Company’s affiliates.
Authorized Shares
Initially, the maximum number of shares of Common Stock may be issued under the 2022 Plan after it becomes effective will not exceed (1) 1,121,272 shares and (2) any shares subject to outstanding stock awards under the 2018 Plan that are forfeited or otherwise returned to the share reserve. In addition, the number of shares of Common Stock reserved for issuance under the 2022 Plan would automatically increase on January 1 of each calendar year, starting on January 1, 2023 through January 1, 2027, to an amount equal to (i) 20% of the fully diluted number of shares of Common Stock outstanding on December 31 of the fiscal year before the date of each automatic increase, or (ii) a lesser number of shares determined by the Board prior to the date of the increase. The maximum number of shares of Common Stock that may be issued on the exercise of ISOs under the 2022 Plan is 11,212,720.
Shares subject to stock awards granted under the 2022 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under the 2022 Plan. If any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by the Company (1) because of a failure to meet a contingency or condition required for the vesting of such shares; (2) to satisfy the exercise, strike or purchase price of an award; or (3) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2022 Plan.
Plan Administration
The Board, or a duly authorized committee of the Board, will administer the 2022 Plan and is referred to as the “plan administrator”. The plan administrator may also delegate to one or more of the Company’s officers the authority to: (1) designate employees (other than officers) to receive specified stock awards; and (2) determine the number of shares subject to such stock awards. Under the 2022 Plan, the plan administrator has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.
Under the 2022 Plan, the plan administrator also generally has the authority to effect, with the consent of any materially adversely affected participant, (A) the reduction of the exercise, purchase, or strike price of any outstanding option or stock appreciation right; (B) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash, or other consideration; or (C) any other action that is treated as a repricing under U.S. GAAP.
Eligibility and Participation
All current and prospective eligible employees and consultants and all current non-employee directors are eligible to be granted non-qualified stock options, restricted stock awards and other stock-based awards under the 2022 Plan. As of April 4, 2022, we have five non-employee directors, three executive officers and approximately 23 other employees and three consultants eligible to receive awards under the 2022 Plan. Only employees of ours and our subsidiaries are eligible to be granted incentive stock options (sometimes referred to as “ISO” or “ISOs”), under the 2022 Plan. Eligibility for awards under the 2022 Plan is determined by the plan administrator in its sole discretion.
Types of Awards
Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2022 Plan; provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of Common Stock on the date of grant. Options granted under the 2022 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.
The plan administrator determines the term of stock options granted under the 2022 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with the Company or any of its affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. If an optionholder’s service relationship with the Company or any of its affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with the Company or any of its affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include: (1) cash, check, bank draft or money order; (2) a broker-assisted cashless exercise; (3) the tender of shares of Common Stock previously owned by the optionholder; (4) a net exercise of the option if it is an NSO; or (5) other legal consideration approved by the plan administrator. Unless the plan administrator provides otherwise, options or stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order, official marital settlement agreement, or other divorce or separation instrument.
Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of the Company’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company total combined voting power or that of any of its parent or subsidiary corporations unless: (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to the Board and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to the Company, or any other form of legal consideration that may be acceptable to the Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with the Company ends for any reason, it may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with the Company through a forfeiture condition or a repurchase right.
Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of Common Stock on the date of grant. A stock appreciation right granted under the 2022 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of Common Stock or in any other form of payment as determined by the Board and specified in the stock appreciation right agreement.
The plan administrator determines the term of stock appreciation rights granted under the 2022 Plan, up to a maximum of 10 years. If a participant’s service relationship with the Company or any of its affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with the Company, or any of its affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards. The 2022 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
The performance goals may be based on any measure of performance selected by the Board. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board at the time the performance award is granted, the Board will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under U.S. GAAP; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any portion of the Company’s business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under U.S. GAAP; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under U.S. GAAP.
Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to Common Stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid by the Company to such non-employee director, will not exceed $750,000 in total value or, in the event such non-employee director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value.
Changes to Capital Structure
In the event there is a specified type of change in the Company’s capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to: (1) the class and maximum number of shares reserved for issuance under the 2022 Plan; (2) the class and maximum number of shares by which the share reserve may increase automatically each year; (3) the class and maximum number of shares that may be issued on the exercise of ISOs; and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions
The following applies to stock awards under the 2022 Plan in the event of a corporate transaction (as defined in the 2022 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with the Company or one of its affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.
In the event of a corporate transaction, any stock awards outstanding under the 2022 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by the Company with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by the Company with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by the Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) value of the property that Participant would have received upon the exercise of the award, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Stock.
Change in Control. Awards granted under the 2022 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2022 Plan) as may be provided in the applicable stock award agreement or in any other written agreement between the Company or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.
Term
Awards under the 2022 Plan may not be made after May 8, 2032, but awards granted prior to such date may extend beyond that date.

The terms of each stock option shall be decided by the plan administrator provided that no stock options shall be exercisable more than ten years after the date such stock option is granted (or in the case of an incentive stock option granted to a 10% stockholder, no more than five years after the date such stock option is granted.)
Amendment and Termination
Subject to the rules referred to in the balance of this paragraph, our Board may, without stockholder approval, at any time amend, in whole or in part, any or all of the provisions of the 2022 Plan, or suspend or terminate it entirely, retroactively or otherwise. Except as required to comply with applicable law, no such amendment may materially reduce the rights of a participant with respect to awards previously granted without the consent of such participant.
United States Federal Income Tax Consequences
The following discussion of the principal U.S. federal income tax consequences with respect to stock options granted under the 2022 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. The discussion is limited to the U.S. federal income tax consequences (state, local and other tax consequences are not addressed below) to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable.
The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of Common Stock.
Incentive Stock Options. The grant or exercise of an ISO generally has no income tax consequences for the optionee or the Company. No taxable income results to the optionee upon the grant or exercise of an ISO. However, the amount by which the fair market value of the stock acquired pursuant to the exercise of an ISO exceeds the exercise price is an adjustment item and will be considered income for purposes of alternative minimum tax.
The aggregate fair market value of Common Stock (determined at the time of grant) with respect to which ISOs can be exercisable for the first time by an optionee during any calendar year cannot exceed $100,000. In such case, the ISOs will be treated as a non-qualified stock option.
The sale of Common Stock received pursuant to the exercise of an option that satisfied all of the ISO requirements, as well as the holding period requirement described below, will result in a long-term capital gain or loss equal to the difference between the amount realized on the sale and the exercise price. To receive ISO treatment, an optionee must be an employee of the Company (or certain affiliates) at all times during the period beginning on the date of the grant of the ISO and ending on the day three months before the date of exercise, and the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either (i) within two years from the date the ISO was granted, or (ii) within one year from the date of exercise of the ISO. Any gain or loss realized upon a subsequent disposition of the shares of Common Stock will be treated as a long-term capital gain or loss to the optionee (depending on the applicable holding period). The Company will not be entitled to a tax deduction upon such exercise of an ISO, or upon a subsequent disposition of the shares of Common Stock, unless such disposition occurs prior to the expiration of the holding period described above.
In general, if the optionee does not satisfy the foregoing holding periods, any gain (in an amount equal to the lesser of the fair market value of the Common Stock on the date of exercise (or, with respect to officers subject to Section 16(b) of the Exchange Act, the date that sale of such Common Stock would not create liability, referred to as Section 16(b) liability, under Section 16(b) of the Exchange Act) minus the exercise price, or the amount realized on the disposition minus the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of the holding periods described above, subject to the limitations under Code Sections 162(m) and 280G, the Company is generally entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee and any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).
Non-Qualified Stock Options. In general, an optionee will realize no taxable income upon the grant of an NSO and the Company will not receive a deduction at the time of such grant unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of an NSO, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the stock. Subject to the limitations under Code Sections 162(m) and 280G, the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.
Code Section 162(m). Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Parachute Payments. In the event that the payment or vesting of any award under the 2018 Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) and such payment of an award, either alone or together with any other payments made to certain participants, constitute parachute payments under Code Section 280G, then subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.
Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2022 Plan are anticipated to be exempt from the requirements of Code Section 409A, awards that are not exempt are intended to comply with Code Section 409A.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth certain information as of December 31, 2021 concerning our equity compensation plans:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	621,976(1)	$39.10(2)	138,745(3)
Equity compensation plans not approved by security holders	49,500(4)	13.69(2)	50,500(5)
Total	669,117	$37.36	189,245
(1)
Consists of the following: (A) outstanding Options for 619,617 shares of Common Stock under the 2018 Plan, 2016 Plan and 2014 Plan; and (B) 2,359 shares reserved for issuance upon vesting of RSUs issued under the 2018 Plan.

(2)	Excludes RSUs, which have no exercise price.
(3)	Consists of shares of Common Stock that may be issued pursuant to Options, SARs, restricted stock, RSUs, PSUs and Other Stock-Based Awards under the 2018 Plan.
(4)	Consists of outstanding Options for 49,500 shares of Common Stock under the Inducement Plan.
(5)	Consists of shares of Common Stock that may be issued pursuant to Options, SARs, restricted stock, RSUs, PSUs and Other Stock-Based Awards under the Inducement Plan.

New Plan Benefits
Under the 2022 Plan, the terms and number of options or other awards to be granted in the future are to be determined in the discretion of the plan administrator.
The following table sets forth the number of shares subject to stock options granted under the 2022 Plan, contingent on approval of such plan by the stockholders.
Name	Number of Shares Underlying Stock Options Granted(1)	Exercise Price Per Share	Vesting Terms
Dane C. Andreeff Chief Executive Officer and President	175,000	$4.68	Vests 29,170 shares on June 30, 2022 contingent upon and following stockholder approval and the remainder in 10 equal amounts on the last day of each fiscal quarter thereafter.

Jeffrey S. Mathiesen Chief Financial Officer, Treasurer and Secretary	37,000	$4.68	Vests 6,170 shares on June 30, 2022 contingent upon and following stockholder approval and the remainder in 10 equal amounts on the last day of each fiscal quarter thereafter.

All current executive officers as a group	212,000
All non-employee directors as a group	0
All other employees (including all current officers who are not executive officers) as a group	0
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE OF “FOR” PROPOSAL 3.

ADDITIONAL MATTERS
Other Matters
The Company is unaware of any business, other than as described in this proxy statement, that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.
To assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please promptly indicate your choices via the internet or phone, or by mail, according to the procedures described on the proxy card. Voting before the Annual Meeting does not prevent you from attending and voting at the Annual Meeting.
Householding
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, stockholders sharing an address who have been previously notified by their broker, bank or other agent and have consented to householding will receive only one copy of our proxy statement. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
We expect that a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker.
Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy materials, you may write our Secretary at 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940, (215) 431-3296. Any stockholders who share the same address and currently receive multiple copies of the proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record or our Corporate Secretary to request information about “householding”.
Requirements for Submission of Stockholder Proposals and Nominations for 2023 Annual Meeting
To be considered for inclusion in the proxy materials for our 2023 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, your proposal must be submitted in writing by December 23, 2022, to our Corporate Secretary at Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940.
Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2023 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at the address stated above between January 23, 2023 and February 22, 2023. However, if our 2023 annual meeting occurs more than 30 days before or more than 30 days after May 23, 2023, we must receive nominations or proposals (i) not later than the close of business on the later of the 90th day prior to the date of the 2023 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2023 annual meeting, and (ii) not earlier than the 120th day prior to the 2023 annual meeting.
The above-mentioned proposals and notice to the Corporate Secretary must also be in compliance with our Amended and Restated Bylaws (including the information requirements therein) and the proxy solicitation rules of the SEC and Nasdaq as applicable. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.
Solicitation by Board; Expenses
The Board is sending you this proxy statement in connection with the solicitation of proxies for use at the Annual Meeting. We have engaged Alliance Advisors LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $18,000 in total. The Company’s directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication, but they will not receive any additional compensation for these services. The Company will pay the cost of preparing, assembling, and mailing the proxy materials. The Company has requested brokers, banks and other nominees to send the proxy materials to, and to obtain proxies from, the beneficial owners and the Company will reimburse such record holders for their reasonable expenses in doing so.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 23, 2022
The proxy statement, proxy card and annual report to stockholders are available at www.proxyvote.com.
Your cooperation in giving this matter your immediate attention and in voting your proxies promptly is appreciated.
By Order of the Board of Directors,

Jeffrey S. Mathiesen Chief Financial Officer, Treasurer and Secretary April 22, 2022

HELIUS MEDICAL TECHNOLOGIES, INC.
2022 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: February 16, 2022
APPROVED BY THE STOCKHOLDERS: May [•], 2022
1.	GENERAL.
(a) Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.
(b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date.
2.	SHARES SUBJECT TO THE PLAN.
(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 1,121,272 shares, plus the number of Returning Shares, if any, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1st of each year for a period of five years commencing on January 1, 2023 and ending on (and including) January 1, 2027, to an amount equal to 20% of the Fully Diluted Shares as of the last day of the preceding calendar year; provided, however that the Board may act prior to the effective date of any such annual increase to provide that the increase for such year will be a lesser number of shares of Common Stock.
(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 11,212,720 shares.
(c) Share Reserve Operation.
(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.	ELIGIBILITY AND LIMITATIONS.
(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b) Specific Award Limitations.
(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of the Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply beginning with the first calendar year that commences following the Effective Date.
4.	OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option. The shares purchased upon exercise of each type of Option will be accounted for separately. Each SAR will be denominated in shares of the Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Incentive Stock Options granted to Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i) by cash or check, wire, bank draft or money order (or an electronic equivalent thereof) payable to the Company;
(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of the Common Stock equal to the number of the Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of the Common Stock or cash (or any combination of the Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise their Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from their regular rate of pay.
(k)Whole Shares. Options and SARs may be exercised only with respect to whole shares of the Common Stock or their equivalents.
5.	AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.
(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i) Form of Award.
(1) RSAs. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of the Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2) RSUs. An RSU Award represents a Participant’s right to be issued on a future date the number of shares of the Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of the Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii) Consideration.
(1) RSA. A Restricted Stock Award may be granted in consideration for (A) cash or check, wire, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services)as the Board may determine and permissible under Applicable Law.
(2) RSU. Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of the Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of the Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of the Common Stock held by the Participant under their Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (2) any portion of their RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of the Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of the Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement).
(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of the Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of the Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of the Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of the Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of the Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section 6.
(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of the Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of the Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service;

provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction, except as set forth in Section 11, unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of the Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving or acquiring corporation (or its applicable parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) that the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction). Awards so accelerated will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that (a) will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and (b) have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of a Corporate Transaction in which the Awards are not assumed, continued or substituted for in accordance with Section 6(c)(i). With respect to the vesting of cash-settled Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii), such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required by Section 409A of the Code.
(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for the Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.	ADMINISTRATION.
(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of the Common Stock or other payment pursuant to an Award; (5) the number of shares of the Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii) To settle all controversies regarding the Plan and Awards granted under it.
(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of the Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(c) Delegation to Committee.
(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 under the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) under the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of the Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of the Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the

Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
8.	TAX WITHHOLDING.
(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of the Common Stock subject to an Award, unless and until such obligations are satisfied.
(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of the Common Stock from the shares of the Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with their own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.	MISCELLANEOUS.
(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired shares of the Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b) Use of Proceeds from Sales of the Common Stock. Proceeds from the sale of shares of the Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of the Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of their services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any the Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of the Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of the Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of the Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.	COVENANTS OF THE COMPANY.
The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of the Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of the Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell the Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of the Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.	ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.
(a) Application. Unless the provisions of this Section 11 of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section 11 shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to Section 11(e).
(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12.	SEVERABILITY.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.	TERMINATION OF THE PLAN.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14.	DEFINITIONS.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e) “Award” means any right to receive the Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).
(f) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.
(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i) “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:
(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(m) “Common Stock” means the Class A Common Stock of the Company.
(n) “Company” means Helius Medical Technologies, Inc., a Delaware corporation.
(o) “Compensation Committee” means the Compensation Committee of the Board.
(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service;

provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.
(s) “Director” means a member of the Board.
(t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(v) “Effective Date” means the effective date of this Plan, which is the date this Plan (as amended from time to time) is approved by the Company’s stockholders.
(w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(x) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(y) “Entity” means a corporation, partnership, limited liability company or other entity.
(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(cc) “Fully Diluted Shares” as of a date means an amount equal to the number of shares of Common Stock (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding Awards under the Plan and any other outstanding options, warrants or other securities of the Company that are (directly or indirectly) convertible or exchangeable into or exercisable for shares of Common Stock, in each case as of the close of business of the Company on such date and without regard to any vesting conditions or other limitations on the immediate ability to convert, exchange or exercise such rights. For purposes of calculating the number of Fully Diluted Shares, if the number of shares subject to an outstanding right to acquire shares is variable, then the number of shares of Common Stock issuable upon exercise, conversion, exchange or settlement of the right shall be the maximum number of shares that could be received under such right.
(dd) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(ee) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of the Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(ff) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(gg) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not Materially Impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(hh) ‘’Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(ii) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Agreement.
(jj) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(kk) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(ll) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(mm) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(nn) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of the Common Stock granted pursuant to the Plan.
(oo) “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(pp) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(qq) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).
(rr) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(ss) “Own”, “Owned”, “Owner” or “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(tt) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(uu) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(vv) “Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; product development goals; financing; regulatory milestones, including approval of a product; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; data from clinical studies, partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives relates to process development activities); employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.
(ww) “Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting for the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.
(xx) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(yy) “Plan” means this Helius Medical Technologies, Inc. 2022 Equity Incentive Plan, as amended from time to time.
(zz) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan.
(aaa) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(bbb) “Prior Plan” means the Helius Medical Technologies, Inc. 2018 Omnibus Incentive Plan, as amended.
(ccc) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(ddd) “Restricted Stock Award” or “RSA” means an Award of shares of the Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(eee) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(fff) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.
(ggg) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of the Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(hhh) “RSU Award Agreement” means a written agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(iii) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(jjj) “Rule 405” means Rule 405 promulgated under the Securities Act.

(kkk) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(lll) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(mmm) “Securities Act” means the Securities Act of 1933, as amended.
(nnn) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(ooo) “Stock Appreciation Right” or ‘SAR” means a right to receive the appreciation on the Common Stock that is granted pursuant to the terms and conditions of Section 4.
(ppp) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(qqq) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(rrr) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(sss) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(ttt) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(uuu) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.
* * * *

Helius
MEDICAL TECHNOLOGIES

BROADRIDGE FINANCIAL SOLUTIONS, INC.
51 MERCEDES WAY
EDGEWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 22, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HSDT2022**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 22, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Blane Walter
02) Dane C. Andreeff
03) Edward M. Straw
04) Jeffrey S. Mathiesen
05) Paul Buckman
06) Sherrie Perkins

The Board of Directors recommends you vote FOR Proposals 2 and 3.

	For	Against	Abstain
2. Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022.	☐	☐	☐
3. Approve the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K, Notice and Proxy Statement are available at www.proxyvote.com

HELIUS MEDICAL TECHNOLOGIES, INC.
Annual Meeting of Stockholders
May 23, 2022 9:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dane C. Andreeff and Jeffrey S. Mathiesen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, and to vote in their judgment upon all other matters that may properly come before the Annual Meeting, all of the shares of Class A common stock of Helius Medical Technologies, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Time on May 23, 2022, at www.virtualshareholdermeeting.com/HSDT2022, and any adjournment or postponement thereof. The undersigned hereby revoke(s) any proxy previously given to vote at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000553182_2 R1.0.0.24